==============================================================================

                RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.,

                                   as Company,

                        RESIDENTIAL FUNDING CORPORATION,

                          as Certificate Administrator,

                                       and

                              JPMORGAN CHASE BANK,

                                   as Trustee


             ------------------------------------------------------

                                 TRUST AGREEMENT
                            Dated as of May 27, 2004

             ------------------------------------------------------


                  Mortgage Trust Certificates, Series 2004-SR1




==============================================================================

                              TABLE OF CONTENTS

                                                                          Page

ARTICLE I DEFINITIONS........................................................3

      Section 1.01   Defined Terms...........................................3

ARTICLE II CONVEYANCE OF THE UNDERLYING CERTIFICATES; ORIGINAL ISSUANCE
               OF TRUST CERTIFICATES........................................16

      Section 2.01   Conveyance of the Underlying Certificates..............16

      Section 2.02   Issuance of Trust Certificates.........................18

      Section 2.03   [Reserved].............................................18

      Section 2.04   [Reserved].............................................18

      Section 2.05   Purposes and Powers of the Trust Fund..................18

ARTICLE III ADMINISTRATION OF THE UNDERLYING CERTIFICATES; PAYMENTS AND
               REPORTS TO CERTIFICATEHOLDERS................................19

      Section 3.01   Administration of the Trust Fund and the
                     Underlying Certificates................................19

      Section 3.02   Collection of Monies...................................24

      Section 3.03   Establishment of Trust Certificate Account;
                     Deposits in Trust Certificate Account..................25

      Section 3.04   Permitted Withdrawals From the Trust Certificate
                     Account................................................25

      Section 3.05   Distributions..........................................26

      Section 3.06   Statements to Certificateholders; Reports to the
                     Trustee and Company....................................29

      Section 3.07   Access to Certain Documentation and Information........32

      Section 3.08   Sale of Defective Assets...............................32

      Section 3.09   Modification of Underlying Certificates................33

      Section 3.10   [Reserved] ............................................33

      Section 3.11   Allocation of Class A Loss Amounts.....................33

      Section 3.12   Compliance with Withholding Requirements...............33

      Section 3.13   Rounding Account.......................................33

      Section 3.14   Principal Distributions on the Insured
                     Certificates...........................................34

      Section 3.15   Reserve Fund...........................................39

ARTICLE IV THE TRUST CERTIFICATES...........................................40

      Section 4.01   The Trust Certificates.................................40

      Section 4.02   Registration of Transfer and Exchange of Trust
                     Certificates...........................................42

      Section 4.03   Mutilated, Destroyed, Lost or Stolen Trust
                     Certificates...........................................44

      Section 4.04   Persons Deemed Owners..................................45

ARTICLE V THE TRUSTEE.......................................................45

      Section 5.01   Duties of the Trustee..................................45

      Section 5.02   Certain Matters Affecting the Trustee..................47

      Section 5.03   Trustee Not Liable for Trust Certificates or
                     Underlying Certificates................................49

      Section 5.04   Trustee May Own Trust Certificates.....................49

      Section 5.05   Eligibility Requirements for Trustee...................49

      Section 5.06   Resignation and Removal of the Trustee.................49

      Section 5.07   Successor Trustee......................................50

      Section 5.08   Merger or Consolidation of Trustee.....................51

      Section 5.09   Appointment of Co-Trustee or Separate Trustee..........51

      Section 5.10   Appointment of Office or Agency........................52

      Section 5.11   Trustee's Fees and Expenses; Indemnification...........53

      Section 5.12   Certain Actions Relating to Underlying
                     Certificates...........................................54

ARTICLE VI TERMINATION......................................................54

      Section 6.01   Termination............................................54

      Section 6.02   Additional Termination Requirements....................55

ARTICLE VII THE COMPANY AND THE CERTIFICATE ADMINISTRATOR...................56

      Section 7.01   Liability of the Company...............................56

      Section 7.02   Merger, Consolidation or Conversion of the Company.....56

      Section 7.03   Limitation on Liability of the Company and Others......57

      Section 7.04   Company and Certificate Administrator Not to
                     Resign.................................................57

      Section 7.05   Successor Certificate Administrator....................57

      Section 7.06   Representation and Warranty of Company.................58

ARTICLE VIII MISCELLANEOUS PROVISIONS.......................................58

      Section 8.01   Amendment..............................................58

      Section 8.02   Counterparts...........................................60

      Section 8.03   Limitation on Rights of Certificateholders.............61

      Section 8.04   Governing Law..........................................61

      Section 8.05   Notices................................................61

      Section 8.06   Notices to the Rating Agencies and the Certificate
                     Insurer................................................62

      Section 8.07   Severability of Provisions.............................62

      Section 8.08   Successors and Assigns.................................63

      Section 8.09   Article and Section Headings,..........................63

ARTICLE IX CERTAIN MATTERS REGARDING THE CERTIFICATE INSURER................63

      Section 9.01   Rights of the Certificate Insurer to Exercise
                     Rights of Insured Certificateholders...................63

      Section 9.02   Claims Upon the Certificate Policy; Certificate
                     Insurance Account......................................64

      Section 9.03   Effect of Payments by the Certificate Insurer;
                     Subrogration...........................................65

      Section 9.04   Notices and Information to the Certificate Insurer.....66

      Section 9.05   Trustee to Hold Certificate Policy.....................66

      Section 9.06   Insurance Premium Payments.............................66

      Section 9.07   Ratings................................................66

      Section 9.08   Third Party Beneficiaries..............................67

Exhibit A...Form of Class A Certificate
Exhibit B...Form of Class R Certificate
Exhibit C-1.Form of Transfer Affidavit and Agreement
Exhibit C-2.Form of Transferor Certificate
Exhibit D...Pooling and Servicing Agreement
Exhibit E...Form of Form 10K Certification
Exhibit F...Form of Back-up Certification to Form 10K Certification Exhibit G...Certificate Policy of MBIA Insurance Corporation

      This TRUST AGREEMENT (this "Agreement"), dated as of May 27, 2004, is among RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., a Delaware corporation, as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, as certificate administrator (together with its permitted successors and assigns, the "Certificate Administrator"), and JPMORGAN CHASE BANK, a New York banking corporation, as Trustee (together with its permitted successors and assigns, the "Trustee").

                            PRELIMINARY STATEMENT

      The Company intends to sell the Trust Certificates (as defined herein), to be issued hereunder in six classes, which in the aggregate will evidence the entire beneficial ownership interest in the Underlying Certificates (as defined herein). As provided herein, the REMIC Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund (excluding the Rounding Account), as a real estate mortgage investment conduit for federal income tax purposes, and such segregated pool of assets will be designated as the "REMIC." The Class R Certificates will represent the sole class of "residual interests" in the REMIC for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The REMIC Regular Certificates (as defined herein) represent the "regular interests" in the REMIC. The "latest possible maturity date" (determined solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii)) for each REMIC Regular Certificate shall be the first Distribution Date that follows the stated maturity date for the Underlying Certificates.

      The following table sets forth the designation, type, Pass-Through Rate (as defined herein), aggregate initial Certificate Principal Balance (as defined herein), initial ratings and certain other features of each Class of Trust Certificate comprising the interests in the Trust Fund (as defined herein).

                           Aggregate
                            Initial
                          Certificate
             Pass-Through  Principal                                      Minimum
 Designation    Rate      Balance      Features(1)     Fitch/S&P    Denominations(2)

Class A-1      5.50%   $   69,260,000.00        Accretion       AAA/AAA       $25,000.00
                                                Directed
Class A-2      5.50%   $   40,785,800.00        Accretion       AAA/AAA       $25,000.00
                                                Directed
Class A-3      5.50%   $    9,829,765.00        Accrual         AAA/AAA       $25,000.00

Class A-4      5.60%   $   23,100,000.00        Retail          AAA/AAA       $1,000.00
                                                Lottery/Insured/
                                                Super Senior
Class A-5      0.00%   $      798,000.00        Principal       AAA/AAA       $25,000.00
                                                Only/Senior
                                                Support
Class R        5.50%   $          100.00        Residual        AAA/AAA          (3)

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(1)  The Class A  Certificates  shall be  Book-Entry  Certificates.  The Class R
     Certificates shall be delivered to the Holders thereof in physical form.

(2) The Trust Certificates, other than the Class R Certificates, shall be issuable in minimum dollar denominations as indicated above (by Certificate Principal Balance) and integral multiples of $1 in excess thereof (or $1,000 in the case of the Class A-4 Certificates).

(3) The Class R Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest, other than the de minimis portion transferred to the REMIC Administrator on the Closing Date.

      The Underlying Certificates have an aggregate principal balance as of the Closing Date of $143,773,665.74.

      In consideration for its services hereunder, each of the Certificate Administrator and the Trustee have been paid an upfront fee.

      All things necessary to make this Agreement a valid declaration of trust by the Company in accordance with its terms have been done.

      In consideration of the promises and the mutual agreements herein contained, the Company, the Certificate Administrator and the Trustee agree as follows:

ARTICLE I

                              DEFINITIONS

Section 1.01      Defined Terms.

            Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

            Accretion Directed Certificates: The Class A-1 Certificates and Class A-2 Certificates.

            Accretion Termination Date: The earlier to occur of (i) the Distribution Date on which the aggregate Certificate Principal Balance of the Accretion Directed Certificates has been reduced to zero and (ii) the Credit Support Depletion Date.

            Accrual Distribution Amount: With respect to each Distribution Date prior to the Accretion Termination Date, an amount equal to the aggregate amount of Accrued Certificate Interest on the Class A-3 Certificates for such date, to the extent added to the Certificate Principal Balance thereof pursuant to Section 3.05(d); provided that, with respect to each Distribution Date on or after the Accretion Termination Date, the Accrued Certificate Interest on the Class A-3 Certificates for such date remaining after reduction of the Certificate Principal Balances of the Class A-1 Certificates and Class A-2 Certificates will be payable to the Class A-3 Certificateholders as interest pursuant to Section 3.05(a)(i) hereof on the Accretion Termination Date; and provided further, that if the Accretion Termination Date is the Credit Support Depletion Date, the entire amount of Accrued Certificate Interest on the Class A-3 Certificates for that date will be payable as interest to the Class A-3 Certificates pursuant to Section 3.05(a)(i) hereof.

            Accrued Certificate Interest: With respect to any Distribution Date, an amount equal to interest accrued during the related Interest Accrual Period on the Certificate Principal Balance of the Trust Certificates of a Class (other than the Class A-5 Certificates) immediately prior to such Distribution Date at the related Pass-Through Rate with respect to such Distribution Date and less such Class' pro rata share of interest shortfalls, if any, allocated to the Underlying Certificates immediately preceding such Distribution Date; including:

            (1) any Prepayment Interest Shortfall to the extent not covered by the Master Servicer pursuant to the terms of the Pooling and Servicing Agreement;

            (2) the interest portions of Realized Losses allocated to the Underlying Certificates;

            (3) the interest portion of any advances that were made with respect to delinquencies on the Mortgage Loans that were ultimately determined to be not recoverable by the Servicer in accordance with the Pooling and Servicing Agreement; and

            (4) any other interest shortfalls on the Mortgage Loans not covered by subordination (as set forth in the Pooling and Servicing Agreement), including interest shortfalls relating to the Relief Act.

            Such interest shortfalls will be allocated among all of the Trust Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date.

            Accrued Certificate Interest on each Class of Trust Certificates will be calculated on the basis of a 360 day year consisting of twelve 30-day months and will be carried out to at least three decimal places.

            Adverse REMIC Event:  Shall have the meaning set forth in
Section 3.01(f) hereof.

            Affiliate: An "affiliate" of, or person "affiliated" with, a specific person, is a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.

            Agreement: This Trust Agreement and all amendments hereof and supplements hereto.

            Available Funds: With respect to any Distribution Date, an amount equal to the amount received on the Underlying Certificates on such Distribution.

            Book-Entry Certificate: Any Trust Certificate registered in the name of the Depository or its nominee, and designated as such in the Preliminary Statement hereto.

            Business Day:  Any day other than (i) a Saturday or a Sunday or
(ii) a day on which banking institutions in the State of New York, the State of Michigan, the State of California or the State of Illinois (and such other state or states in which the Custodial Account or the Trust Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

            Certificate Administrator: Residential Funding Corporation, in its capacity as certificate administrator under this Agreement, or any successor certificate administrator appointed under the terms of this Agreement.

            Certificate Insurance Account: The account established pursuant to Section 9.02(b) of this Agreement.

            Certificate Insurance Payment: Any payment made by the Certificate Insurer with respect to the Insured Certificates under the Certificate Policy.

            Certificate Insurer: MBIA Insurance Corporation, a stock insurance company organized and created under the laws of the State of New York, and any successors thereto, issuer of the Certificate Policy.

            Certificate Insurer Default: The existence and continuance of a failure by the Certificate Insurer to make a payment required under the Certificate Policy in accordance with its terms.

            Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

            Certificate Policy: The certificate guaranty insurance policy No. 44178 issued by the Certificate Insurer for the benefit of the Holders of the Insured Certificates, including any endorsements thereto, attached hereto as Exhibit G.

            Certificate Principal Balance: For any Class of Trust Certificates as of any date of determination, an amount equal to the initial Certificate Principal Balance of such Trust Certificate, plus, in the case of the Class A-3 Certificates, an amount equal to the aggregate Accrued Certificate Interest added to the Certificate Principal Balance thereof prior to such date of determination, reduced by the aggregate of (a) all amounts allocable to principal previously distributed with respect to such Trust Certificate and (b) any reductions in the Certificate Principal Balance of such Trust Certificate due to allocations of the Class A Loss Amounts to such Class of Trust Certificates; provided, however, that solely for purposes of determining the Certificate Insurer's rights as subrogee to the Insured Certificateholders, the Certificate Principal Balance of any Insured Certificate shall be deemed to not be reduced by any principal amounts paid to the Holder thereof from Certificate Insurance Payments, unless such amounts have been reimbursed to the Certificate Insurer pursuant to Section 3.05(a)(iii).

            Certificate Register:  The register maintained pursuant to
Section 4.02 hereof which shall provide for the registration of Trust Certificates and of transfers and exchanges of Trust Certificates, as herein provided.

            Certificate Registrar:  The Trustee.

            Certificateholder or Holder: The person in whose name a Trust Certificate is registered in the Certificate Register and, in respect of any Insured Certificates, the Certificate Insurer to the extent of Cumulative Insurance Payments, except that, solely for the purpose of giving any consent or exercising any Voting Rights pursuant to this Agreement, any Trust Certificate registered in the name of the Company or any Affiliate shall be deemed not to be an Outstanding Certificate or taken into account when calculating the Voting Rights of any Certificateholder.

            All references herein to "Holder" or "Certificateholder" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Trust Certificate is registered in the Certificate Register.

            Class: Collectively, all of the Trust Certificates bearing the same designation.

            Class A Certificate:  Any one of the Class A-1, Class A-2,
Class A-3, Class A-4 or Class A-5 Certificates executed and delivered by the Trustee substantially in the form annexed hereto as Exhibit A evidencing an interest designated as a "regular interest" in the REMIC for purposes of the REMIC Provisions.

            Class A Loss Amount: With respect to the Class A Certificates and on each Distribution Date, the excess of the Certificate Principal
Balance of the Class A Certificates over the Underlying Certificate Balance, in each case after giving effect to distributions on or prior to such Distribution Date but prior to the allocation of such Class A Loss Amount as a reduction to the Certificate Principal Balances of any Classes of Certificates.

            Class A-4 Interest Shortfall Amount: With respect to the Class A-4 Certificates and as of any Distribution Date on or after the Credit Support Depletion Date, an amount equal to the excess, if any, of (i) the sum of (x) one month's interest on the Certificate Principal Balance of the Class A-4 Certificates (prior to giving effect to any distributions on that Distribution Date) at a per annum rate of 5.60% and (y) the Insurance Premium on the Certificate Policy for that Distribution Date over (ii) one month's interest on the aggregate Certificate Principal Balance of the Class A-4 Certificates and Class A-5 Certificates (prior to giving effect to any distributions on that Distribution Date) at a per annum rate of 5.50%.

            Class R Certificate: Any one of the Class R Certificates executed and delivered hereunder by the Trustee substantially in the form annexed hereto as Exhibit B, evidencing an interest designated as the "residual interest" in the Trust Fund for purposes of the REMIC Provisions.

            Closing Date:  May 27, 2004.

            Code:  The Internal Revenue Code of 1986, as amended.

            Commission: The Securities and Exchange Commission.

            Commitment Letter: The Commitment Letter dated as of May 26, 2004 between the Certificate Insurer and Goldman, Sachs & Co.

            Company: Residential Mortgage Securities I, Inc. or any successors in interest.

            Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at JPMorgan Chase Bank, 227 West Monroe Street, 26th Floor, Chicago, Illinois 60606, Attention: Residential Funding Corporation Series 2004-SR1.

            Credit Support Depletion Date: The date on which the principal balances of the 2003-S17 Certificates, Class M and Class B, have been reduced to zero.

            Cumulative Insurance Payments: As of any time of determination, the aggregate of all Certificate Insurance Payments previously made by the Certificate Insurer under the Certificate Policy minus the aggregate of all payments previously made to the Certificate Insurer pursuant to Section 3.05(a)(iii) of this Agreement as reimbursement for Certificate Insurance Payments.

            Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 of the Pooling and Servicing Agreement in the name of a depository institution, as custodian for the holders of the Underlying Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Certificate Administrator or owned by the Certificate Administrator, into which the amounts set forth in Section
3.07 of the Pooling and Servicing Agreement shall be deposited directly. Any such account or accounts shall be an Eligible Account.

            Deceased Holder: A Certificate Owner of an Insured Certificate who was a natural person living at the time such interest was acquired and whose authorized personal representative, surviving tenant by the entirety, surviving joint tenant or surviving tenant in common or other person empowered to act on behalf of a deceased Certificate Owner causes to be furnished to the Depository Participant evidence of death satisfactory to the Depository Participant and any tax waivers requested by the Depository Participant.

            Deficiency Amount: With respect to the Insured Certificates and as of any Distribution Date, an amount equal to:

      (i) any interest shortfall contemplated in the definition of "Accrued Certificate Interest" allocated to the Insured Certificates, except for
      (a) any Prepayment Interest Shortfalls allocated to the Insured Certificates and (b) any interest shortfalls caused by the application of the Relief Act allocated to the Insured Certificates;

(ii)  any Class A-4 Interest Shortfall Amount;

(iii) the principal portion of any Class A Loss Amounts allocated to the
            Insured Certificates, to the extent not covered by the Class A-5 Certificates; and

      (iv) the Certificate Principal Balance of the Insured Certificates to the extent unpaid on the Scheduled Final Distribution Date after taking into account all distributions to be made on such date.

            Definitive Certificate: Any definitive, fully registered Trust Certificate.

            Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Trust Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act.

            Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

            Determination Date: With respect to any Distribution Date, the second Business Day prior to such Distribution Date.

            Distribution Date: The 25th day of each month, or if such 25th day is not a Business Day, the next succeeding Business Day, commencing on the First Distribution Date.

            Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Trust Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, a trust account or accounts maintained in the corporate trust department of JPMorgan Chase Bank, or (iv) in the case of the Trust Certificate Account, a trust account or accounts maintained in the corporate trust division of the Trustee, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Trust Certificate Account will not reduce the rating assigned to any Class of Trust Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Trust Certificates as of the Closing Date by such Rating Agency).

            ERISA: The Employment Retirement Income Security Act of 1974, as amended.

            Exchange Act:  Securities Exchange Act of 1934, as amended.

            FDIC:  The Federal Deposit Insurance Corporation or any successor.

            First Distribution Date:  June 25, 2004.

            Fitch:  Fitch, Inc. or any successor thereto.

            Independent: When used with respect to any specified Person, such a Person who (i) is in fact independent of the Company, (ii) does not have any direct financial interest in the Company or in an Affiliate, and
(iii) is not connected with the Company as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

            Individual Insured Certificate: An Insured Certificate that evidences $1,000 Initial Certificate Principal Balance.

            Initial Certificate Principal Balance: With respect to each Class of Trust Certificates, the Certificate Principal Balance of such Class of Trust Certificates as of the Closing Date, as set forth in the Preliminary Statement hereto.

            Insurance Premium: With respect to any Distribution Date, an amount equal to 1/12th of the product of (a) the Certificate Principal Balance of the Class A-4 Certificates as of such Distribution Date (prior to giving effect to any distributions thereon on such Distribution Date) and (b) the Premium Percentage (as defined in the Commitment Letter).

            Insured Certificates:  Any one of the Class A-4 Certificates.

            Insured Payment: With respect to the Insured Certificates, (a) as of any Distribution Date, any Deficiency Amount, and (b) any Preference Amount.

            Interest Accrual Period: With respect to any Distribution Date and for all Classes of Trust Certificates, the calendar month preceding the month in which such Distribution Date occurs.

            Interest Distribution Amount: With respect to any Distribution Date, the aggregate amount of Accrued Certificate Interest to be paid to the Certificateholders for such Distribution Date, including the Accrual Distribution Amount.

            Living Owner: A Certificate Owner of an Insured Certificate other than a Deceased Holder.

            Loss Amount: A Class A Loss Amount.

            Maturity Date: With respect to each Class of Trust Certificates, the Distribution Date in September of 2033.

            Mortgage Loans: The mortgage loans in which the Underlying Certificates evidence a beneficial ownership interest.

            Non-United States Person: Any Person other than a United States Person.

            Notice of Final Distribution: With respect to the Underlying Certificates, the notice to be provided pursuant to the Pooling and Servicing Agreement to the effect that final distribution on the Underlying
Certificates shall be made only upon presentation and surrender thereof.

            Notice of Termination: Any of the notices given by the Trustee pursuant to Section 6.01(b).

            Officer's Certificate: A certificate signed by the Chairman of the Board, the President, a Vice President, Assistant Vice President, Director, Managing Director, the Treasurer, the Secretary, an Assistant Treasurer or an Assistant Secretary of the Company or the Certificate Administrator, as the case may be, and delivered to the Trustee, as required by this Agreement.

            Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Certificate Administrator, who may be counsel for the Company or the Certificate Administrator, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" in the Pooling and Servicing Agreement or (ii) relating to the qualification of any REMIC formed under the Pooling and Servicing Agreement, this Agreement or in compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

            Outstanding Certificates: With respect to any of the Trust Certificates, as of the date of determination, all Trust Certificates theretofore executed and delivered under this Agreement except:

            (i) Trust Certificates theretofore canceled by the Trustee or delivered to the Trustee for cancellation; and

            (ii) Trust Certificates in exchange for which or in lieu of which other Trust Certificates have been executed and delivered pursuant to this Agreement unless proof satisfactory to the Trustee is presented that any such Trust Certificates are held by a holder in due course.

            Ownership Interest: As to any Trust Certificate, any ownership or security interest in such Trust Certificate, including any interest in such Trust Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

            Pass-Through Rate: For all Classes of Trust Certificates, the per annum rate set forth in the Pass-Through Rate column in the first table in the Preliminary Statement hereto.

            Percentage Interest: With respect to any Trust Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Trust Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof divided by the aggregate Initial Certificate Principal Balance of all the Trust Certificates of the same Class. With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Trust Certificate.

            Permitted Transferee: Any Transferee of a Class R Certificate other than (i) the United States, any state or any political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by any such governmental unit), (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in Section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income),
(iv) rural electric and telephone cooperatives described in Section 1381 of the Code, (v) an electing large partnership under Section 775 of the Code and
(vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Trust Certificates, other than such Person, to incur a liability for any tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

            Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            Pooling and Servicing Agreement: The Series Supplement, dated as of September 1, 2003 together with the Standard Terms of Pooling and Servicing Agreement, dated as of March 1, 2003, and attached as Exhibit D hereto, among the Company, the Certificate Administrator, and the Trustee, as such agreement is amended from time to time.

            Preference Amount: Any amount previously distributed to an Insured Certificateholder on an Insured Certificate that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

            Prepayment Assumption: A prepayment assumption of 300% of the prepayment speed assumption, used for determining the accrual of original issue discount and market discount and premium on the Certificates for federal income tax purposes. The prepayment speed assumption assumes a constant rate of prepayment of mortgage loans of 0.2% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans, increasing by an additional 0.2% per annum in each succeeding month until the thirtieth month, and a constant 6% per annum rate of prepayment thereafter for the life of the mortgage loans.

            Prepayment Interest Shortfall: As to any Distribution Date and the Underlying Certificates that received an interest distribution on the related Distribution Date that was reduced pursuant to the terms of the Pooling and Servicing Agreement because of a principal prepayment in full on a Mortgage Loan or Mortgage Loans relating to the Underlying Certificates, the amount of such reduction.

            Principal Distribution Amount: With respect to any Distribution Date, the balance of the Available Funds remaining after the Interest Distribution Amount and the Insurance Premium have been distributed.

            Random Lot: With respect to any Distribution Date, the method by which the Depository will determine which Insured Certificates will be paid, using its established random lot procedures or, if the Insured Certificates are no longer represented by a Book-Entry Certificate, using the Trustee's procedures.

            Rating Agencies:  Fitch and S&P.

            Realized Losses: Losses on the Mortgage Loans applied in reduction of the aggregate principal balance of a 2003-S17 Certificate that is not accompanied by a cash payment in respect of such reduction.

            Record Date: With respect to any Distribution Date, the close of business on the last day of the month preceding such Distribution Date.

            Regular Certificates:  The Class A Certificates.

            Relief Act: The Servicemembers Civil Relief Act or similar legislation or regulations as in effect from time to time.

            Relief Act Shortfalls: Shortfalls in interest payable by a Mortgagor that is not collectable from the Mortgagor pursuant to the Relief Act.

            REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code. As used herein, the term "the REMIC" shall mean the segregated pool of assets, with respect to which a real estate mortgage investment conduit election is made pursuant to this Agreement, consisting of:

            (a)   the Underlying Certificates,

            (b) all payments on and collections in respect of the Underlying Certificates due after the Closing Date as shall be on deposit in the Trust Certificate Account and identified as belonging to the Trust Fund, and

            (c)   all proceeds of clauses (a) and (b) above.

            REMIC Administrator: Residential Funding Corporation, provided that if Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement, the Certificate Administrator or Trustee acting as Certificate Administrator shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

            REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

            REMIC Regular Certificate: Any Trust Certificate, other than a Class R Certificate.

            Reserve Fund: Any one or more segregated trust accounts established pursuant to Section 3.15 that are Eligible Accounts, which shall be titled "Reserve Fund, JPMorgan Chase Bank, as trustee for the registered holders of Residential Funding Mortgage Securities I, Inc., Mortgage Trust Certificates, Series 2004-SR1, Class A-4."

            Reserve Fund Deposit:  $5,000.

            Reserve Fund Withdrawal:  As defined in Section 3.15.

            Rounding Account: With respect to the Insured Certificates, the account created and maintained for such Insured Certificates pursuant to
Section 3.13.

            Rounding Amount: With respect to the Rounding Account, the amount of funds, if any, needed to be withdrawn and used to round the amount of any distributions in reduction of the Certificate Principal Balance of the Insured Certificates upward to the next higher integral multiple of $1,000.

            Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer with particular responsibility for this transaction, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

            S&P: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

            Scheduled Final Distribution Date:  September 25, 2033.

            Senior Support Certificates:  The Class A-5 Certificates.

            Servicing Officer: Any officer of the Certificate Administrator involved in, or responsible for, the administration of the Underlying Certificates.

            Super Senior Certificates:  The Class A-4 Certificates.

            Super Senior Optimal Percentage: As to any Distribution Date on or after the Credit Support Depletion Date and with respect to the Super Senior Certificates, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Super Senior Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Certificate Principal Balance of the Certificates immediately prior to such Distribution Date.

            Super Senior Optimal Principal Distribution Amount: As to any Distribution Date on or after the related Credit Support Depletion Date and with respect to the Super Senior Certificates, the product of (a) the then-applicable Super Senior Optimal Percentage and (b) the Principal Distribution Amount.

            Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of any REMIC formed under the Pooling and Servicing Agreement and under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

            Termination Date: The Distribution Date following the Distribution Date on which the Underlying Certificate Balance has been reduced to zero.

            Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Trust Certificate.

            Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Trust Certificate.

            Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Trust Certificate.

            Trust Certificate:  Any Class A Certificate or Class R
Certificate.

            Trust Certificate Account: The separate account or accounts created and maintained pursuant to Section 3.03 hereof, which shall be entitled "JPMorgan Chase Bank, as trustee, in trust for the registered holders of Residential Funding Mortgage Securities I, Inc., Mortgage Trust Certificates, Series 2004-SR1" and which must be an Eligible Account. Funds deposited in the Trust Certificate Account shall be held in trust for the Certificateholders for the uses and purposes set forth in Article III hereof.

            Trustee: JPMorgan Chase Bank or its successor in interest, or any successor trustee appointed as herein provided.

            Trust Fund: The corpus of the trust created by and to be administered under this Agreement consisting of: (i) the Underlying Certificates, (ii) all distributions thereon after but not including the Distribution Date occurring in May 2004, (iii) the Trust Certificate Account, the Rounding Account and such assets that are deposited therein from time to time, (iv) with respect to the Class A-4 Certificates only, the Certificate Policy and (v) any and all income, proceeds and payments with respect thereto.

            2003-S17 Certificates: Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates, Series 2003-S17.

            Underlying Certificates: A certificate that represents a 75% interest in the Residential Funding Mortgage Securities I, Inc. Series 2003-S17 Mortgage Pass-Through Certificates, Class A-5. The outstanding principal balance, as of the Closing Date, of the Residential Funding Mortgage Securities I, Inc. Series 2003-S17 Mortgage Pass-Through Certificates, Class A-5 is $191,698,220.99.

            Underlying Certificate Balance: With respect to the Underlying Certificates, as of any Distribution Date (following all distributions to be made with respect to the Underlying Certificate on such Distribution Date), and as of any date of determination thereafter until the next succeeding Distribution Date, the aggregate outstanding principal balance of the Underlying Certificates, determined by reference to the Underlying Distribution Date Statement sent to the Trustee as Underlying Certificateholder, relating to such Distribution Date, which is to be determined in accordance with the terms of the Pooling and Servicing Agreement.

            Underlying Certificateholder: The registered owner of the Underlying Certificates.

            Underlying Distribution Date Statement: With respect to the Underlying Certificates and any Distribution Date, the monthly remittance report forwarded to the holder thereof with respect to such Distribution Date pursuant to the terms of the Pooling and Servicing Agreement.

            United States Person: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

            Voting Rights: Ninety-nine percent (99%) of all of the Voting Rights shall be allocated among Holders of Trust Certificates, other than the Class R Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Trust Certificates; one percent (1%) of all Voting Rights shall be allocated among the Holders of the Class R Certificates in accordance with their respective Percentage Interests. Notwithstanding the foregoing, so long as there does not exist a failure by the Certificate Insurer to make a required payment under the Certificate Policy, the Insurer shall have the right to exercise all rights of the Holders of the Insured Certificates without any consent of such holders, and such Holders may exercise such rights only with the prior written consent of the Certificate Insurer.

            Additionally, all references to the words "real estate mortgage investment conduit" herein shall have the meaning assigned to such words in
Section 860D of the Code.

ARTICLE II

               CONVEYANCE OF THE UNDERLYING CERTIFICATES;
                ORIGINAL ISSUANCE OF TRUST CERTIFICATES

Section 2.01      Conveyance of the Underlying Certificates.

(a) The Company, concurrently with the execution and delivery hereof, does hereby sell, transfer, assign, set-over and otherwise convey to the Trustee, in trust, for the use and benefit of the Certificateholders, without recourse, all the right, title and interest of the Company in and to the Underlying Certificates and all other assets constituting the Trust Fund. Such assignment includes, without limitation, all amounts payable to and all rights of the Underlying Certificateholder pursuant to the Pooling and Servicing Agreement.

             In connection with such transfer and assignment, on the Closing Date the Company will deliver to, and deposit with, the Trustee the Underlying Certificates, together with a duly issued and authenticated certificate or certificates for the Underlying Certificates, evidencing the entire interest in such Underlying Certificates, with appropriate endorsements and other documentation sufficient under the Pooling and Servicing Agreement to transfer such Underlying Certificates to the Trustee.

            Notwithstanding the foregoing, to the extent that the Underlying Certificates are Book-Entry Certificates, delivery of the Underlying Certificates will be satisfied if the Company meets the requirements of the Depository to sell, transfer, assign, set-over and otherwise convey to the Trustee the Underlying Certificates in accordance with the rules of the Depository and applicable provisions of the Uniform Commercial Code as in force in the relevant jurisdiction from time to time.

            The Trustee hereby acknowledges the receipt by it of the Underlying Certificates and the other documents and instruments referenced above, and declares that it holds and will hold the Underlying Certificates, and such other documents and instruments, and all other assets and documents included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders.

(b) It is intended that the conveyance by the Company to the Trustee of the Underlying Certificates as provided for in this Section 2.01 be construed as a sale by the Company to the Trustee of the Underlying Certificates for the benefit of the Certificateholders. Further, it is not intended that such conveyance be deemed to be a pledge of the Underlying Certificates by the Company to the Trustee to secure a debt or other obligation of the Company. Nonetheless, (a) this Agreement is intended to be and hereby is a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Section 2.01 shall be deemed to be, and hereby is, a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to any and all general intangibles, payment intangibles, accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property and other property of whatever kind or description now existing or hereafter acquired consisting of, arising from or relating to any of the following: (A) Underlying Certificates, (B) all amounts payable pursuant to the holders of the Underlying Certificates in accordance with the terms thereof of the Pooling and Servicing Agreement, and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Trust Certificate Account, whether in the form of cash, instruments, securities or other property; (c) the possession by the Trustee or any agent of the Trustee of the Underlying Certificates or such other items of property as constitute instruments, money, payment intangibles, negotiable documents, goods, deposit accounts, letters of credit, advices of credit, investment property, certificated securities or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction as in effect (including, without limitation, Sections 8-106, 9-313 and 9-106 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

(c) The Company, the Certificate Administrator and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were determined to create a security interest in the Underlying Certificates and the other property described above, such security interest would be determined to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Underlying Certificates, as evidenced by an Officers' Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name) or (2) any change of location of the place of business or the chief executive office of the Company.

Section 2.02      Issuance of Trust Certificates.

            The Trustee acknowledges the transfer, delivery and assignment to it of the Underlying Certificates, together with the assignment to it of all other assets included in the Trust Fund, and declares that it holds and will hold the Underlying Certificates and all other assets included in the Trust Fund in trust for the benefit of all present and future Certificateholders. Concurrently with such transfer and delivery, the Trustee has duly executed, authenticated and delivered, to or upon the order of the Company, the Trust Certificates in authorized denominations, registered in such names as the Company has requested, and such Trust Certificates evidence the beneficial interest in the entire REMIC.

Section 2.03      [Reserved].

Section 2.04      [Reserved].

Section 2.05      Purposes and Powers of the Trust Fund.

            The purpose of the trust, as created hereunder, is to engage in the following activities:

(a) to sell the Trust Certificates to the Company in exchange for the Underlying Certificates;

(b)   to enter into and perform its obligations under this Agreement;

(c) to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(d) subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

            The trust is hereby authorized to engage in the foregoing activities. The trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement while any Trust Certificate is outstanding without the consent of the Certificateholders evidencing a majority of the aggregate Voting Rights of the Trust Certificates.

ARTICLE III

             ADMINISTRATION OF THE UNDERLYING CERTIFICATES;
               PAYMENTS AND REPORTS TO CERTIFICATEHOLDERS

Section 3.01      Administration of the Trust Fund and the Underlying
Certificates.

(a) The REMIC Administrator shall make an election to treat the Trust Fund as a real estate mortgage investment conduit under the Code and, if necessary, under applicable state law. The assets of the REMIC are set forth in this Agreement. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Trust Certificates are issued. For the purposes of the REMIC elections in respect of the Trust Fund, the Trust Certificates and interests to be designated as the "regular interests" and sole class of "residual interests" in the REMIC are set forth below.

                  The Class A-1, Class A-2, Class A-3, Class A-4 and
Class A-5 Certificates will be "regular interests" in the REMIC, and the Class R Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined herein) under federal income tax law.

(b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

(c) The REMIC Administrator shall hold a Class R Certificate representing a 0.01% Percentage Interest of the Class R Certificates and shall be designated as "the tax matters person" with respect to the REMIC in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1. The REMIC Administrator, as tax matters person, shall (i) act on behalf of the REMIC in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. If the REMIC Administrator is no longer the Certificate Administrator hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor certificate administrator hereunder for so acting as the REMIC Administrator.

(d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to the REMIC and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Certificate Administrator shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

(e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee, and the Trustee shall forward to the Certificateholders, such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of the REMIC.

(f) The Certificate Administrator and the REMIC Administrator shall take such actions and shall cause the REMIC created hereunder to take such actions as are reasonably within the Certificate Administrator's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status of the REMIC as a real estate mortgage investment conduit under the REMIC Provisions (and the Trustee shall assist the Certificate Administrator and the REMIC Administrator, to the extent reasonably requested by the Certificate Administrator and the REMIC Administrator to do so). The Certificate Administrator and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any portion of the REMIC as a real estate mortgage investment conduit or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a real estate mortgage investment conduit set forth in Section 860G(d) of the Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Certificate Administrator or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Certificate Administrator or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Certificate Administrator, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to the REMIC, endanger such status or, unless the Certificate Administrator, the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Certificate Administrator or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to the REMIC or any related assets thereof, or causing the REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Certificate Administrator or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to the REMIC, and the Trustee shall not take any such action or cause the REMIC to take any such action as to which the Certificate Administrator or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Certificate Administrator or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of the same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Certificate Administrator or the REMIC Administrator. At all times as may be required by the Code, the Certificate Administrator will to the extent within its control and scope of its duties more specifically set forth herein, maintain substantially all of the assets of the REMIC as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined under Section 860G(a)(5) of the Code.

(g) In the event that any tax is imposed on "prohibited transactions" of the REMIC as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of the REMIC as defined in Section 860G(c) of the Code, on any contributions to the REMIC after the startup day therefor pursuant to
Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged
(i) to the Certificate Administrator, if such tax arises out of or results from a breach by the Certificate Administrator of any of its obligations under this Agreement or the Certificate Administrator has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article III, (iii) to the REMIC Administrator, if such tax arises out of or results from a breach by the REMIC Administrator of any of its obligations under this Agreement or if in its sole discretion it has determined to indemnify the Trust Fund for such tax; or (iv) otherwise against amounts on deposit in the Trust Certificate Account as provided hereunder and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

(h) The Trustee and the Certificate Administrator shall, for federal income tax purposes, maintain books and records with respect to the REMIC on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

(i) Following the startup day for the REMIC, neither the Certificate Administrator nor the Trustee shall accept any contributions of assets to the REMIC unless (subject to Section 3.01(f) hereof) the Certificate Administrator and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in the REMIC will not cause the REMIC to fail to qualify as a real estate mortgage investment conduit at any time that any Trust Certificates are outstanding or subject the REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

(j)   Neither the Certificate Administrator nor the Trustee shall (subject to
Section 3.01(f) hereof) enter into any arrangement by which the REMIC will receive a fee or other compensation for services nor permit the REMIC to receive any income from assets other than "qualified mortgages" as defined in
Section 860G(a)(3) of the Code or "permitted investments" as defined in
Section 860G(a)(5) of the Code.

(k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Certificate Principal Balance of each Class of Trust Certificates representing a regular interest in the REMIC would be reduced to zero is the Maturity Date for each such Trust Certificate.

(l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for the REMIC.

(m) Neither the Certificate Administrator nor the Trustee shall (i) sell, dispose of or substitute for the Underlying Certificates (except in connection with (A) the default, imminent default or foreclosure of the Underlying Certificates, (B) the bankruptcy of the REMIC, or (C) the termination of the trust fund relating to the Underlying Certificates pursuant to Article IX of the Pooling and Servicing Agreement), (ii) acquire any assets for the REMIC, (iii) sell or dispose of any investments in the Trust Certificate Account for gain nor accept any contributions to the REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (A) affect adversely the status of the REMIC as a real estate mortgage investment conduit or (B) cause the REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

(n) The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Certificate Administrator for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Company or the Certificate Administrator, as a result of a breach of the Trustee's covenants set forth in Article V or this Article III.

(o) The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the Certificate Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the Certificate Administrator or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Certificate Administrator in which case Section 3.01(p) will apply.

(p) The Certificate Administrator agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the REMIC Administrator or the Trustee, as a result of a breach of the Certificate Administrator's covenants set forth in this Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Certificate Administrator that contain errors or omissions.

(q) In connection with the requirements of Section 3.06(e) herein, the Certificate Administrator will deliver to the Company, the Certificate Insurer and the Trustee on or before the earlier of (a) March 31 of each year, beginning with the first March 31 that occurs at least six months after May 1, 2004 or (b) with respect to any calendar year during which the Company's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, an Officers' Certificate stating, as to each signer thereof, that
(i) a review of the activities of the Certificate Administrator during the preceding calendar year related to its servicing of the Underlying Certificates and its performance under pooling and servicing agreements, and this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Certificate Administrator has complied in all material respects with the servicing or similar standards set forth in this Agreement and has fulfilled all of its material obligations relating to this Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing or similar standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

(r) In connection with the requirements of Section 3.06(e) herein, on or before the earlier of (a) March 31 of each year, beginning with the first March 31 that occurs at least six months after May 1, 2004 or (b) with respect to any calendar year during which the Company's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the Certificate Administrator at its expense shall cause a firm of independent public accountants, which shall be members of the American Institute of Certified Public Accountants, to furnish a report to the Company, the Certificate Insurer and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with established or stated criteria as set forth in the professional standards of the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.01(q) regarding compliance with the minimum servicing or similar standards during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report.

Section 3.02      Collection of Monies.

            Except as otherwise provided in Section 6.01, upon its receipt of a Notice of Final Distribution, the Trustee shall present and surrender the Underlying Certificates to the trustee under the Pooling and Servicing Agreement, for final payment thereon in accordance with the terms and conditions of Pooling and Servicing Agreement and such Notice of Final Distribution. The Trustee shall promptly deposit in the Trust Certificate Account the final distribution received by it upon presentation and surrender of the Underlying Certificates.

Section 3.03 Establishment of Trust Certificate Account; Deposits in Trust Certificate Account.

(a) The Trustee shall establish and maintain the Trust Certificate Account. The Trustee shall cause the following payments and collections in respect of the Underlying Certificates to be deposited directly into the Trust Certificate Account:

(i) all distributions due and received by it on the Underlying Certificates subsequent to the Closing Date;

(ii) any amounts received in connection with the sale of the Underlying Certificates pursuant to Section 6.01 in accordance with a plan of complete liquidation of the Trust Fund; and

(iii) any other amounts specifically required to be deposited in the Trust Certificate Account hereunder.

            The foregoing requirements for deposit in the Trust Certificate Account shall be exclusive.

(b)   Funds in the Trust Certificate Account shall be held uninvested.

Section 3.04      Permitted Withdrawals From the Trust Certificate Account.

            The Trustee may from time to time withdraw funds from the Trust Certificate Account for the following purposes:

(a)   to make distributions in the amounts and in the manner provided for in
Section 3.05; and

(b) to clear and terminate the Trust Certificate Account upon the termination of this Agreement.

Section 3.05      Distributions.

(a) On each Distribution Date the Trustee shall distribute (i) to the Certificate Insurer the Insurance Premium and, the amount, if any, required to be distributed to the Certificate Insurer pursuant to Section 3.05(a)(iii) and (ii) based on information received in writing from the Certificate Administrator pursuant to Section 3.06(f), to each Certificateholder of record on the related Record Date (other than as provided in Section 6.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Trustee, or, if such Certificateholder has not so notified the Trustee by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which shall be based on the aggregate of the Percentage Interests represented by Trust Certificates of the applicable Class held by such Holder) of the following amounts, in the following order of priority, in each case to the extent of the Available Funds remaining (net of the Insurance Premium), together with, as to the Insured Certificates, any Reserve Fund Withdrawal pursuant to Section 3.15 and any Insured Payment pursuant to Section 9.02:

(i) To the Class A Certificates and Class R Certificates (other than the Class A-5 Certificates and prior to the Accretion Termination Date, the Class A-3 Certificates, to the extent of the Accrual Distribution
Amount), on a pro rata basis, any Accrued Certificate Interest payable on such Trust Certificates with respect to such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date;

(ii)  (a)  Prior to the occurrence of the Credit Support Depletion Date:

                              (i) an amount equal to the Accrual Distribution
            Amount shall be distributed to the Class A-1 Certificates and Class A-2 Certificates, in that order, in each case until the Certificate Principal Balance thereof has been reduced to zero;

                              (ii) the Principal Distribution Amount shall be
            distributed to the Class R Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                              (iii)  an amount equal to the lesser of (a)
            $23,898 and (b) the balance of the Principal Distribution Amount remaining after the distributions, if any, described in clause
            (ii) above, shall be distributed for each distribution date commencing on the distribution date in June 2007, to the Class A-4 Certificates and Class A-5 Certificates, concurrently on a pro rata basis, in each case until the Certificate Principal Balance thereof has been reduced to zero;

                              (iv) the balance of the Principal Distribution
            Amount remaining after the distributions, if any, described in clauses (ii) and (iii) above shall be distributed to the Class A-1, Class A-2 and Class A-3 Certificates, in that order, in each case until the Certificate Principal Balance thereof has been reduced to zero; and

                              (v) the balance of the Principal Distribution
            Amount remaining after the distributions, if any, described in clauses (ii) through (iv) above shall be distributed to the Class A-4 Certificates and Class A-5 Certificates, concurrently on a pro rata basis, in each case until the Certificate Principal Balance thereof has been reduced to zero.

                        (b) On or after the occurrence of the Credit Support Depletion Date but prior to the reduction of the Certificate Principal Balances of the Senior Support Certificates to zero, all priorities relating to distributions as described in clause (ii)(a) above relating to principal among the Trust Certificates will be disregarded, and
      (i) the remaining Principal Distribution Amount will be distributed to the Trust Certificates pro rata in accordance with their respective outstanding Certificate Principal Balances; provided that the aggregate amount distributable to the Super Senior Certificates and the Senior Support Certificates in respect of their aggregate pro rata portion of the Principal Distribution Amount will be distributed among those certificates in the following priority: first, to the Super Senior Certificates, up to an amount equal to the Super Senior Optimal Principal Distribution Amount, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero; and second, to the Senior Support Certificates, the remainder, until the Certificate Principal Balance thereof has been reduced to zero.

                        (c) On or after the occurrence of the Credit Support Depletion Date and after the reduction of the Certificate Principal Balance of the Senior Support Certificates to zero, all priorities relating to distributions as described in clause (ii)(a) above relating to principal among the Certificates will be disregarded. Instead, the Principal Distribution Amount will be distributed to the remaining Certificates pro rata in accordance with their respective outstanding Certificate Principal Balances.

(iii) to the Certificate Insurer, as subrogee of the Insured
Certificateholders, an amount necessary to reimburse the Certificate Insurer for claims paid under the Certificate Policy, to the extent of Cumulative Insurance Payments on the Insured Certificates.

(b) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be solely responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Company or the Certificate Administrator shall have any responsibility therefor.

(c) Except as otherwise provided in Section 6.01, if the Certificate Administrator anticipates that a final distribution with respect to any Class of Trust Certificates will be made on the next Distribution Date, the Certificate Administrator shall, no later than the fifteen days prior to such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such notification, mail on such date to each Holder of such Class of Trust Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Trust Certificates will be made on such Distribution Date but only upon presentation and surrender of such Trust Certificates at the office of the Trustee specified therein or as otherwise specified therein, and (ii) no interest shall accrue on such Trust Certificates from and after the end of the related Interest Accrual Period. In the event that Certificateholders required to surrender their Trust Certificates pursuant to Section 6.01(b) do not surrender their Trust Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Trust Certificates to be withdrawn from the Trust Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in
Section 6.01(b).  The funds in such escrow account shall not be invested.

(d) On each Distribution Date prior to the Accretion Termination Date, an amount equal to the Accrued Certificate Interest that would otherwise be distributed on the Class A-3 Certificates shall be added to the Certificate Principal Balance of the Class A-3 Certificates, to the extent that such amount is required to be distributed to the Holders of the Class A-2 Certificates and Class A-3 Certificates, pursuant to Section 3.05(a)(ii)(a)(i); the remaining amount of Accrued Certificate Interest on the Class A-3 Certificates, if any, will be paid to such Certificates as principal. On or after the Accretion Termination Date, the entire amount of Accrued Certificate Interest on the Class A-3 Certificates for such Distribution Date shall be payable to the Class A-3 Certificateholders, pursuant to Section 3.05(a)(i) to the extent not required to reduce the Certificate Principal Balances of the Class A-1 Certificates and Class A-2 Certificates to zero on such Accretion Termination Date; provided that if the Accretion Termination Date is the Credit Support Depletion Date, the entire amount of Accrued Certificate Interest on the Class A-3 Certificates for such Distribution Date will be paid to the Class A-3 Certificateholders, to the extent of Accrued Certificate Interest on such Class of Certificates for the related Distribution Date. Any such Accrued Certificate Interest on the Class A-3 Certificates which is required to be paid to the Holders of the Class A-1 Certificates and Class A-2 Certificates, in reduction of their Certificate Principal Balances on the Accretion Termination Date will be added to the Certificate Principal Balance of the Certificates in the manner described in the first sentence of this Section 3.05(d).

(e) Notwithstanding the priorities relating to distributions of principal among the Insured Certificates described above, on any Distribution Date, distributions in respect of principal on the Insured Certificates will be allocated among the Certificate Owners of the Insured Certificates as set forth in Section 3.14. On each Distribution Date on which amounts are available for distributions in reduction of the Certificate Principal Balance of the Insured Certificates the aggregate amount available for such distributions will be rounded upward by the Rounding Amount. Such rounding will be accomplished on the first Distribution Date on which distributions in reduction of the Certificate Principal Balance of the Insured Certificates are made by withdrawing from the Rounding Account the Rounding Amount for deposit into the Trust Certificate Account, and such Rounding Amount will be added to the amount that is available for distributions in reduction of the Certificate Principal Balance of the Insured Certificates. On each succeeding Distribution Date on which distributions in reduction of the Certificate Principal Balance of the Insured Certificates are made, first, the aggregate amount available for distribution in reduction of the Certificate Principal Balance of the Insured Certificates will be applied to repay the Rounding Amount withdrawn from the Rounding Account on the prior Distribution Date and then, the remainder of such allocable amount, if any, will be similarly rounded upward through another withdrawal from the Rounding Account and such determined Rounding Amount will be added to the amount that is available for distribution in reduction of the Certificate Principal Balance of the Insured Certificates. Any funds remaining in the Rounding Account after the Certificate Principal Balance of the Insured Certificates is reduced to zero shall be distributed to the Class R Certificateholders.

Section 3.06 Statements to Certificateholders; Reports to the Trustee and Company.

(a) Concurrently with each distribution charged to the Trust Certificate Account and with respect to each Distribution Date the Certificate Administrator shall forward to the Trustee and the Trustee shall either forward by mail or make available to each Holder, the Certificate Insurer and the Company, via the Trustee's internet website, a statement (and at its option, any additional files containing the same information in an alternative format) setting forth the following information as to each Class of Trust Certificates:

(i)   the Available Funds for such Distribution Date;

(ii) with respect to such Distribution Date, the aggregate amount of Accrued Certificate Interest, the Pass-Through Rate and the aggregate Principal Distribution Amount and the amounts of principal and interest distributed to the Certificateholders of each Class of Trust
Certificates on such Distribution Date pursuant to Section 3.05;

(iii) the aggregate amount of distributions on the Class R Certificate on such Distribution Date pursuant to Section 3.05, if any;

(iv) the Certificate Principal Balance of each Class of the Class A Certificates after giving effect to distributions of principal of such Trust Certificates on such Distribution Date;

(v) the Underlying Certificate Balance as of such Distribution Date, after giving effect to the distribution of principal made thereon and the amount of any Realized Losses with respect to the Underlying
Certificates applied to reduce the Underlying Certificate Balance thereof on such Distribution Date;

(vi)  the Accrual Distribution Amount ;

(vii) the amount of any reductions in the Certificate Principal Balance of the Class A Certificates by the Class A Loss Amount, if any;

(viii) the Insured Payment for such Distribution Date, and the respective portions thereof allocable to principal and interest for the Insured Certificates; and

(ix) the amount of any Certificate Insurance Payment made on such Distribution Date, the amount of any reimbursement payment made to the Certificate Insurer on such Distribution Date pursuant to Section 3.05(a)(iii) and the amount of Cumulative Insurance Payments after giving effect to any such Certificate Insurance Paymentor any such reimbursement payment to the Certificate Insurer..

            The Trustee shall mail to the Certificate Insurer and each Holder that requests a paper copy by telephone a paper copy via first class mail. The Trustee may modify the distribution procedures set forth in this
Section 3.06 provided that such procedures are no less convenient for the Certificateholders or the Certificate Insurer. The Trustee shall provide prior notification to the Company, the Certificate Administrator, the Certificate Insurer and the Certificateholders regarding any such modification. In addition, the Certificate Administrator shall provide to any manager of a trust fund consisting of some or all of the Trust Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Certificate Administrator at no additional expense to the Certificate Administrator.

(b) In addition, the Trustee promptly will make available to Certificateholders and the Certificate Insurer copies of any notices, statements, reports or other communications including, without limitation, the Underlying Distribution Date Statements, received by the Trustee as the Underlying Certificateholder.

(c) Within a reasonable period of time after the end of each calendar year, the Certificate Administrator shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Trust Certificate, other than a Class R Certificate, a statement containing the information set forth in clause (a)(ii) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Certificate Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Certificate Administrator pursuant to any requirements of the Code.

(d) Within a reasonable period of time after the end of each calendar year, the Certificate Administrator shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this Section (a)(iii) aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Certificate Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Certificate Administrator pursuant to any requirements of the Code.

(e) The Company shall, on behalf of and in respect of the Trust Fund, sign and cause to be filed with the Commission any periodic reports required to be filed under the provisions of the Exchange Act, and the rules and regulations of the Commission thereunder. Any Form 8-K or other filing of the statements provided under Section 3.06(a), shall include a copy of the corresponding Underlying Distribution Date Statement. In connection with the preparation and filing of such periodic reports, the Trustee shall timely provide to the Company (i) a list of Certificateholders as shown on the Certificate Register as of the end of each calendar year, (ii) copies of all pleadings, other legal process and any other documents relating to any claims, charges or complaints involving the Trustee, as trustee hereunder, or the Trust Fund that are received by the Trustee, (iii) notice of all matters that, to the actual knowledge of a Responsible Officer of the Trustee, have been submitted to a vote of the Certificateholders, other than those matters that have been submitted to a vote of the Certificateholders at the request of the Company or the Certificate Administrator, and (iv) notice of any failure of the Trustee to make any distribution to the Certificateholders as required pursuant to this Agreement. Neither the Company nor the Trustee shall have any liability with respect to the Company's failure to properly prepare or file such periodic reports resulting from or relating to the Company's inability or failure to obtain any information not resulting from the Company's own negligence or willful misconduct. Any Form 10-K filed with the Commission in connection with this Section 3.06(e) shall include a certification, signed by a senior officer of the Company, in the form attached as Exhibit E hereto or such other form as may be required or permitted by the Commission (the "Form 10-K Certification"), in compliance with Rules 13a-14 and 15d-14 under the Exchange Act and any additional directives of the Commission. In connection with the Form 10-K Certification, the Trustee shall provide the Company with a back-up certification substantially in the form attached hereto as Exhibit F. This
Section 3.06(e) may be amended in accordance with this Agreement without the consent of the Certificateholders.

(f) Prior to the close of business on the second Business Day prior to each Distribution Date, the Certificate Administrator shall furnish a written statement to the Trustee, the Certificate Insurer and the Company (the information in such statement to be made available to Certificateholders by the Certificate Administrator on request) setting forth (i) the Available Funds and (ii) the amounts required to be distributed pursuant to Section 3.05(a). The determination by the Certificate Administrator of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

Section 3.07      Access to Certain Documentation and Information.

            The Trustee shall provide to the Certificateholders and the Certificate Insurer access to the Trust Certificates and all reports, documents and records maintained by the Trustee in respect of its duties hereunder, such access being afforded without charge but only upon reasonable written request no less than two Business Days prior to such access and during normal business hours at offices designated by the Trustee.

Section 3.08      Sale of Defective Assets.

            Upon the discovery by, or written notice to, the Company or the Trustee that the Underlying Certificates are not regular interests of the REMIC or that any other asset of the REMIC is not a permitted asset of the REMIC, the party discovering such fact shall give prompt written notice to the other party. The Trustee shall sell the Underlying Certificates (or other asset, as the case may be) upon the terms and at the direction of the Company within 90 days of such discovery and any tax resulting therefrom not borne by the Trustee pursuant to Section 5.01(d) hereof shall be payable out of the Trust Fund.

Section 3.09      Modification of Underlying Certificates

            Notwithstanding any contrary provision herein, the Trustee will not permit the modification of the Underlying Certificates unless (a) such modification is in accordance with the Pooling and Servicing Agreement and
(b) the Trustee has received an Opinion of Counsel (which shall not be an expense of the Trustee) that such modification would not endanger the status of the REMIC as a real estate mortgage investment conduit.

Section 3.10      [Reserved] .

Section 3.11      Allocation of Class A Loss Amounts.

            Class A Loss Amounts will be allocated to the Class A
Certificates on a pro rata basis in accordance with their respective
Certificate Principal Balances, except that Class A Loss Amounts allocable to the Super Senior Certificates will be allocated to the Senior Support Certificates; provided, however, in determining the Certificate Principal Balance of the Class A-3 Certificates for the purpose of allocating any portion of a Class A Loss Amount thereto, the Certificate Principal Balance of the Class A-3 Certificates shall be deemed to be equal to the lesser of
(a) the original Certificate Principal Balance of such Class of Certificates and (b) the Certificate Principal Balance of such Class of Certificates prior to giving effect to distributions made on such Distribution Date; and provided, further, that until the Certificate Principal Balance of the Class A-5 Certificates has been reduced to zero, any Class A Loss Amounts (other than Class A Loss Amounts attributable to Excess Bankruptcy Losses, Excess Fraud Losses, Excess Special Hazard Losses or Extraordinary Losses (each as defined in the Pooling and Servicing Agreement) on the Mortgage Loans) allocable to the Class A-4 Certificates will be allocated to the Class A-5 Certificates. Thereafter, any Class A Loss Amounts allocable to the Class A-4 Certificates will be covered by the Certificate Policy.


Section 3.12      Compliance with Withholding Requirements.

            Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements respecting payments to Certificateholders, including interest or original issue discount payments or advances thereof that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall indicate the amount withheld to such Certificateholder pursuant to the terms of such requirements.


Section 3.13      Rounding Account.

            No later than the Closing Date, the Trustee will establish and maintain with itself a segregated trust account that is an Eligible Account, which shall be titled "Rounding Account, JPMorgan Chase Bank, as trustee for the registered holders of Residential Funding Mortgage Securities I, Inc., Mortgage Trust Certificates, Series 2004-SR1, Class A-4." On the Closing Date, Goldman, Sachs & Co. shall deposit with the Trustee, and the Trustee shall deposit into the Rounding Account, cash in an amount equal to $999.99.

            The Trustee on each Distribution Date shall, based upon the written information provided by the Certificate Administrator for the related Distribution Date pursuant to Section 3.06(f), withdraw funds from the Rounding Account to pay the Rounding Amount to the Holders of the Insured Certificates pursuant to Section 3.05(e). In addition, the Trustee on each Distribution Date shall, based upon written information provided by the Certificate Administrator for the related Distribution Date, withdraw funds from the Trust Certificate Account to repay to the Rounding Account the Rounding Amount from the prior Distribution Date as contemplated in Section 3.05(e).

Section 3.14      Principal Distributions on the Insured Certificates.

            Distributions in reduction of the Certificate Principal Balance of the Insured Certificates will be made in integral multiples of $1,000 at the request of the appropriate representatives of Deceased Holders of such Insured Certificates and at the request of Living Owners of such Insured Certificates or by mandatory distributions by Random Lot, pursuant to clauses
(a) and (d) below, or on a pro rata basis pursuant to clause (e) below.

(a) On each Distribution Date on which distributions in reduction of the Certificate Principal Balance of the Insured Certificates are made, such distributions will be made in the following priority among the Certificate Owners of the Insured Certificates:

(i) any request by the personal representatives of a Deceased Holder or by a surviving tenant by the entirety, by a surviving joint tenant or by a surviving tenant in common, but not exceeding an aggregate amount of $100,000 per request; and

(ii) any request by a Living Owner, but not exceeding an aggregate amount of $10,000 per request.

            Thereafter, distributions will be made, with respect to the Insured Certificates, as provided in clauses (i) and (ii) above up to a second $100,000 and $10,000, respectively. This sequence of priorities will be repeated for each request for principal distributions made by the Certificate Owners of the Insured Certificates until all such requests have been honored.

            Requests for distributions in reduction of the Certificate Principal Balance of the Insured Certificates presented on behalf of Deceased Holders in accordance with the provisions of clause (i) above will be accepted in order of their receipt by the Depository. Requests for distributions in reduction of the Certificate Principal Balance of the Insured Certificates presented in accordance with the provisions of clause
(ii) above will be accepted in the order of their receipt by the Depository after all requests presented in accordance with clause (i) above have been honored. All requests for distributions in reduction of the Certificate Principal Balance of the Insured Certificates will be accepted in accordance with the provisions set forth in Section 3.14(c). All requests for distributions in reduction of the Certificate Principal Balance of the Insured Certificates with respect to any Distribution Date must be received by the Depository and on the Depository's "participant terminal system" and received by the Trustee no later than the close of business on the related Record Date. Requests for distributions that are on the Depository's participant terminal system and received by the Trustee after the related Record Date and requests, in either case, for distributions not accepted with respect to any Distribution Date, will be treated as requests for distributions in reduction of the Certificate Principal Balance of Insured Certificates on the next succeeding Distribution Date, and each succeeding Distribution Date thereafter, until such request is accepted or is withdrawn as provided in Section 3.14(c). Such requests as are not so withdrawn shall retain their order of priority without the need for any further action on the part of the appropriate Certificate Owner of the related Insured Certificate, all in accordance with the procedures of the Depository and the Trustee. Upon the transfer of the beneficial ownership of the Insured Certificate, any distribution request previously submitted with respect to such Certificate will be deemed to have been withdrawn only upon the receipt by the Trustee on or before the Record Date for such Distribution Date of notification of such withdrawal in the manner set forth in Section 3.14(c) on the Depository's participant terminal system.

            Distributions in reduction of the Certificate Principal Balance of the Insured Certificates will be applied in an amount equal to the Principal Distribution Amount allocable to such Class pursuant to Section 3.05(a)(ii), plus, with respect to the Insured Certificates, any amounts available for distribution from the Rounding Account established as provided in Section 3.13, provided that the aggregate distribution in reduction of the Certificate Principal Balance of the Insured Certificates on any Distribution Date shall be made in an integral multiple of $1,000.

            To the extent that the portion of the Group I Senior Principal Distribution Amount allocable to distributions in reduction of the Certificate Principal Balance of the Insured Certificates on any Distribution Date exceeds the aggregate Certificate Principal Balance of the Insured Certificates with respect to which distribution requests, as set forth above, have been received (plus any amounts required to be distributed pursuant to the Rounding Account with respect to the Insured Certificates), distributions in reduction of the Certificate Principal Balance of the Insured Certificates will be made by mandatory distribution pursuant to Section 3.14(d).

(b) An Insured Certificate shall be deemed to be held by a Deceased Holder for purposes of this Section 3.14 if the death of the Certificate Owner thereof is deemed to have occurred. Insured Certificates beneficially owned by tenants by the entirety, joint tenants or tenants in common will be considered to be beneficially owned by a single owner. The death of a tenant by the entirety, joint tenant or tenant in common will be deemed to be the death of the Certificate Owner, and the Insured Certificates so beneficially owned will be eligible for priority with respect to distributions in reduction of the Certificate Principal Balance thereof, subject to the limitations stated above. Insured Certificates beneficially owned by a trust will be considered to be beneficially owned by each beneficiary of the trust to the extent of such beneficiary's beneficial interest therein, but in no event will a trust's beneficiaries collectively be deemed to be Certificate Owners of a number of Individual Insured Certificates of which such trust is the owner. The death of a beneficiary of a trust will be deemed to be the death of a Certificate Owner of the Insured Certificates, as applicable, owned by the trust to the extent of such beneficiary's beneficial interest in such trust. The death of an individual who was a tenant by the entirety, joint tenant or tenant in common in a tenancy which is the beneficiary of a trust will be deemed to be the death of the beneficiary of such trust. The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial ownership interests in Individual Insured Certificates will be deemed to be the death of the Certificate Owner of the Insured Certificates regardless of the registration of ownership, if such beneficial interest can be established to the satisfaction of the Depository Participant. Such beneficial interest will be deemed to exist in typical cases of street name or nominee ownership, ownership by a trustee, ownership under the Uniform Gifts to Minors Act and community property or other joint ownership arrangements between a husband and wife. Certificate beneficial interests shall include the power to sell, transfer or otherwise dispose of an Insured Certificate and the right to receive the proceeds therefrom, as well as interest and distributions in reduction of the Certificate Principal Balance of the Insured Certificates, as applicable, payable with respect thereto. The Trustee shall not be under any duty to determine independently the occurrence of the death of any deceased Certificate Owner. The Trustee may rely entirely upon documentation delivered to it pursuant to Section 3.14(c) in establishing the eligibility of any Certificate Owner to receive the priority accorded Deceased Holders in Section 3.14(a).

(c) Requests for distributions in reduction of the Certificate Principal Balance of Insured Certificates must be made by delivering a written request therefor to the Depository Participant or Indirect Depository Participant that maintains the account evidencing such Certificate Owner's interest in Insured Certificates. In the case of a request on behalf of a Deceased Holder, appropriate evidence of death and any tax waivers are required to be forwarded to the Depository Participant under separate cover. The Depository Participant shall forward a certification, satisfactory to the Trustee, certifying the death of the Deceased Holder and the receipt of the appropriate death and tax waivers. The Depository Participant should in turn make the request of the Depository (or, in the case of an Indirect Depository Participant, such Indirect Depository Participant must notify the related Depository Participant of such request, which Depository Participant should make the request of the Depository) on the Depository's participant terminal system. The Depository may establish such procedures as it deems fair and equitable to establish the order of receipt of requests for such distributions received by it on the same day. None of the Company, the Certificate Administrator or the Trustee shall be liable for any delay in delivery of requests for distributions or withdrawals of such requests by the Depository, a Depository Participant or any Indirect Depository Participant.

            The Depository shall maintain a list of those Depository Participants representing the appropriate Certificate Owners of Insured Certificates that have submitted requests for distributions in reduction of the Certificate Principal Balance of Insured Certificates, together with the order of receipt and the amounts of such requests on the Depository's participant terminal system. The Depository will honor requests for distributions in the order of their receipt (subject to the priorities described in Section 3.14(a) above). The Trustee shall notify the Depository as to which requests should be honored on each Distribution Date at least two Business Days prior to such Distribution Date based on the written information received by the Trustee from the Certificate Administrator pursuant to Section 3.06(f) and shall notify the Depository as to the amount of the Principal Distribution amount to be distributed to the Insured Certificates by Random Lot pursuant to Section 3.14(d). Requests shall be honored by the Depository in accordance with the procedures, and subject to the priorities and limitations, described in this Section 3.14. The exact procedures to be followed by the Trustee and the Depository for purposes of determining such priorities and limitations will be those established from time to time by the Trustee or the Depository, as the case may be. The decisions of the Trustee and the Depository concerning such matters will be final and binding on all affected persons.

            Individual Insured Certificates that have been accepted for a distribution shall be due and payable on the applicable Distribution Date. Such Certificates shall cease to bear interest after the last day of the month preceding the month in which such Distribution Date occurs.

            Any Certificate Owner of an Insured Certificate that has requested a distribution may withdraw its request by so notifying in writing the Depository Participant or Indirect Depository Participant that maintains such Certificate Owner's account. In the event that such account is maintained by an Indirect Depository Participant, such Indirect Depository Participant must notify the related Depository Participant which in turn must forward the withdrawal of such request on the Depository's participant terminal system. If such withdrawal of a request for distribution has not been received on the Depository's participant terminal system on or before the Record Date for the next Distribution Date, the previously made request for distribution will be irrevocable with respect to the making of distributions in reduction of the Certificate Principal Balance of the Insured Certificates on such Distribution Date.

            In the event any requests for distributions in reduction of the Certificate Principal Balance of the Insured Certificates are rejected by the Trustee for failure to comply with the requirements of this Section 3.14, the Trustee shall return such request to the appropriate Depository Participant with a copy to the Depository with an explanation as to the reason for such rejection.

(d) To the extent, if any, that distributions in reduction of the Certificate Principal Balance of the Insured Certificates on a Distribution Date exceed the outstanding Certificate Principal Balance of the Insured Certificates with respect to which distribution requests have been received by the related Record Date, as provided in Section 3.14(a) above, the additional distributions in reduction of the Certificate Principal Balance of the Insured Certificates will be made by mandatory distributions in reduction thereof. Such mandatory distributions on Individual Insured Certificates will be made by Random Lot in accordance with the then-applicable Random Lot procedures of the Depository, the Depository Participants and the Indirect Depository Participants representing the Certificate Owners. The Trustee shall notify the Depository of the aggregate amount of the mandatory distribution in reduction of the Certificate Principal Balance of the Insured Certificates to be made on any such Distribution Date. The Depository shall then allocate such aggregate amount among its Depository Participants on a Random Lot basis. Each Depository Participant and, in turn, each Indirect Depository Participant will then select, in accordance with its own procedures, Individual Insured Certificates from among those held in its accounts to receive mandatory distributions in reduction of the Certificate Principal Balance of the Insured Certificates, such that the total amount so selected is equal to the aggregate amount of such mandatory distributions allocated to such Depository Participant by the Depository and to such Indirect Depository Participant by its related Depository Participant, as the case may be. Depository Participants and Indirect Depository Participants that hold Insured Certificates selected for mandatory distributions in reduction of the Certificate Principal Balance thereof are required to provide notice of such mandatory distributions to the affected Certificate Owners. The Certificate Administrator agrees to notify the Trustee of the amount of distributions in reduction of the Certificate Principal Balance of the Insured Certificates to be made on each Distribution Date in a timely manner in accordance with Section 3.06(f) hereof such that the Trustee may fulfill its obligations pursuant to the letter of representations dated the Closing Date among the Company, the Trustee and the Depository.

(e) Notwithstanding any provisions herein to the contrary, on any Distribution Date on which (i) any Class A Loss Amounts are allocated to the Insured Certificates and (ii) a Certificate Insurer Default has occurred and/or is continuing, distributions in reduction of the Certificate Principal Balance of the Insured Certificates will be made pro rata on the basis of their respective Percentage Interests with the respect to the Insured Certificates among the Certificate Owners of the Insured Certificates and will not be made in integral multiples of $1,000 nor pursuant to requests for distribution as permitted by this Section 3.14 or mandatory distributions by Random Lot.

(f) In the event that Definitive Certificates representing the Insured Certificates are issued pursuant to Section 4.01, an amendment to this Agreement, which may be approved without the consent of any Certificateholders, shall establish procedures relating to the manner in which distributions in reduction of the Certificate Principal Balance of such Insured Certificates are to be made; provided that such procedures shall be consistent, to the extent practicable and customary for certificates similar to the Insured Certificates, with the provisions of this Section 3.14.

Section 3.15      Reserve Fund.

            No later than the Closing Date, the Trustee will establish and maintain the Reserve Fund. On the Closing Date Goldman, Sachs & Co. shall deposit with the Trustee, and the Trustee shall deposit into the Reserve Fund, cash in an amount equal to the Reserve Fund Deposit.

            The Certificate Administrator shall direct the Trustee in writing, prior to the close of business two Business Days prior to each Distribution Date, to withdraw amounts on deposit in the Reserve Fund for deposit into the Trust Certificate Account, and to pay to the holders of the Insured Certificates pursuant to Section 3.05(a)(i), the amount of Prepayment Interest Shortfalls and Relief Act Shortfalls otherwise allocable to the Insured Certificates pursuant to the definition of Accrued Certificate Interest and to the extent of funds on deposit in the Reserve Fund (the amount of such withdrawal for any Distribution Date, the "Reserve Fund Withdrawal").

            For federal income tax purposes, Goldman, Sachs & Co. shall be the owner of the Reserve Fund and shall report all items of income, deduction, gain or loss arising therefrom. Notwithstanding anything herein to the contrary, the Reserve Fund shall not be an asset of any REMIC. The Reserve Fund shall be invested in Permitted Investments at the written direction of Goldman, Sachs & Co. All income and gain realized from investment of funds deposited in the Reserve Fund shall be deposited in the Reserve Fund for the sole use and exclusive benefit of the Reserve Fund.
The amount of any loss incurred in respect of any such investments shall be deposited in the Reserve Fund by Goldman, Sachs & Co.out of its own funds immediately as realized without any right of reimbursement. The balance, if any, remaining in the Reserve Fund on the Distribution Date on which the Certificate Principal Balance of the Insured Certificates is reduced to zero will be distributed by the Trustee to Goldman, Sachs & Co.. To the extent that the Reserve Fund constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of the REMIC and (2) it shall be owned by Goldman, Sachs & Co., all within the meaning of Section 1.860G-2(h) of the Treasury Regulations. The Reserve Fund may not be owned by more than one Person and for all federal tax purposes, any amounts transferred by the REMIC to the Reserve Fund will be treated as amounts distributed by the REMIC to Goldman, Sachs & Co.

ARTICLE IV

                         THE TRUST CERTIFICATES

Section 4.01      The Trust Certificates.

            The Class A and Class R Certificates shall be substantially in the forms set forth in Exhibits A and B, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee of the documents specified in Section 2.01. The Trust Certificates shall be issuable in the minimum denominations designated in the Preliminary Statement hereto.

            The Trust Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Trust Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Trust Certificate or did not hold such offices at the date of such Trust Certificates. No Trust Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Trust Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Trust Certificate shall be conclusive evidence, and the only evidence, that such Trust Certificate has been duly authenticated and delivered hereunder. All Trust Certificates shall be dated the date of their authentication.

            The Class A Certificates shall initially be issued as one or more Trust Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Trust Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Trust Certificates for the respective Certificate Owners with Ownership Interests therein. The Holders of the Book-Entry Certificates shall hold their respective Ownership Interests in and to each of the Book-Entry Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

            Except as provided below, registration of Book-Entry Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Trust Certificates for the respective Certificate Owners with Ownership Interests therein. The Holders of the Book-Entry Certificates shall hold their respective Ownership Interests in and to each of such Trust Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

            The Trustee, the Certificate Administrator and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

            If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company at its option, with the consent of the Depository Participants, advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. None of the Company, the Certificate Administrator, the Certificate Insurer or the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository in connection with the issuance of the Definitive Certificates pursuant to this
Section 4.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Certificate Administrator shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

Section 4.02      Registration of Transfer and Exchange of Trust Certificates.

(a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of this Section 4.02, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Trust Certificates and of transfers and exchanges of Trust Certificates as herein provided. Upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Trust Certificates of a like Class and aggregate Percentage Interest. In addition, the Trustee shall notify the Company of each transfer or exchange of the Trust Certificates.

(b) At the option of the Certificateholders, Trust Certificates may be exchanged for other Trust Certificates of authorized denominations of a like Class and aggregate Percentage Interest, upon surrender of the Trust Certificates to be exchanged at any such office or agency. Whenever any Trust Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Trust Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Trust Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(c) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

(A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a United States Person and a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

(B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate to a United States Person, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer Affidavit and Agreement" attached hereto as Exhibit C-1) from the proposed Transferee, representing and warranting, among other things, that it is a United States Person, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 4.02(c) and agrees to be bound by them and (II) a certificate, attached hereto as Exhibit C-2, from the Holder wishing to transfer the Class R Certificate, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

(C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if the Trustee has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

(D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit C-2.

(E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Trust Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations 1.67-3T(a)(2)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

(ii) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit C-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificate to Non-United States Persons and Persons other than Permitted Transferees are prohibited.

(iii) The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 4.02(c) or for making any payments due on such Trust Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

(iv) The Certificate Administrator, on behalf of the Trustee, shall make available all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest to any Person who is not a Permitted Transferee, including the information regarding "excess inclusions" of such Class R Certificate required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulation Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organizations described in Section 1381 of the Code having as among its record holders at any time any Person who is not a Permitted Transferee. Reasonable compensation for providing such information may be required by the Certificate Administrator.

(v) The provisions of this Section 4.02(c) set forth prior to this Section (v) may be modified, added or eliminated, provided that the following shall have been delivered to the Trustee:

(A) a written notification from the Rating Agency to the effect that the modification, addition or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings of the Trust Certificates; and

(B) subject to Section 3.01(f) hereof, an Opinion of Counsel, which shall not be an expense of the Trustee, to the effect that such modification, addition or absence of such provisions will not cause the Trust Fund to cease to qualify as a real estate mortgage investment conduit and will not cause
(x) the Trust Fund to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is not a Permitted Transferee or (y) a Certificateholder or another Person to be subject to a real estate mortgage investment conduit related tax caused by the Transfer of a Class R Certificate to a Non-United States Person or a Person that is not a Permitted Transferee.

(d) In the case of any Class R Certificate presented for registration in the name of any Person, either (A) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company, the Certificate Insurer and the Certificate Administrator to the effect that the purchase or holding of such Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company, the Certificate Insurer or the Certificate Administrator to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company, the Certificate Insurer or the Certificate Administrator or (B) the prospective Transferee shall be required to provide the Trustee, the Company, the Certificate Insurer and the Certificate Administrator with a certification to the effect set forth in paragraph fifteen of Exhibit C-1, which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such Transferee or the Person in whose name such registration is requested is not an employee benefit plan or other plan or arrangement subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code a ("Plan"), or any Person (including an investment manager, a named fiduciary or a trustee of any Plan) who is using "plan assets" of any Plan to effect such acquisition, within the meaning of the Department of Labor regulation 29 C.F.R. Section 2510.3-101.

(e) No service charge shall be made for any transfer or exchange of Trust Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Trust Certificates.

(f) All Trust Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar in accordance with its customary procedures.

Section 4.03      Mutilated, Destroyed, Lost or Stolen Trust Certificates.

            If (i) any mutilated Trust Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Trust Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Trust Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Certificate, a new Trust Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Trust Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Trust Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Trust Certificate shall be found at any time.

Section 4.04      Persons Deemed Owners.

            Prior to due presentation of a Trust Certificate for registration of transfer, the Company, the Trustee, the Certificate Registrar, the Certificate Insurer, the Certificate Administrator and any agent of the Company, the Trustee, the Certificate Insurer, the Certificate Administrator or the Certificate Registrar may treat the Person in whose name any Trust Certificate is registered as the owner of such Trust Certificate for the purpose of receiving distributions pursuant to Section 3.05 and for all other purposes whatsoever, and none of the Company, the Trustee, the Certificate Insurer, the Certificate Administrator, the Certificate Registrar or any agent of the Company, the Trustee, the Certificate Insurer, the Certificate Administrator or the Certificate Registrar shall be affected by notice to the contrary.

ARTICLE V

                              THE TRUSTEE

Section 5.01      Duties of the Trustee.

(a) The Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Agreement.

(b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement and, if applicable, the Pooling and Servicing Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement or the Pooling and Servicing Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

            The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to this Agreement. The Trustee shall furnish in a timely fashion to the Certificate Administrator such information as the Certificate Administrator may reasonably request from time to time for the Certificate Administrator to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of any portion of the REMIC as a real estate mortgage investment conduit under the REMIC Provisions and (subject to Section 3.01(f) hereof) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

(c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i) The duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished by the Company to the Trustee and which on their face, do not contradict the requirements of this Agreement;

(ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Trust Certificate which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv) The Trustee shall not be charged with knowledge of any default under the Pooling and Servicing Agreement unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Company or any Certificateholder; and

(v) No provision in this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to the REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

Section 5.02      Certain Matters Affecting the Trustee.

(a)   Except as otherwise provided in Section 5.01:

(i) The Trustee may request and may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii) The Trustee may consult with counsel and any written advice of its counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

(iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Trust Certificates of any Class evidencing, as to such Class, Percentage Interests aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Certificateholder requesting the investigation; and

(vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

(b) Following the issuance of the Trust Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless it shall have obtained or been furnished with an Opinion of Counsel from the party seeking to contribute assets and at such party's expense to the effect that such contribution will not (i) cause the Trust Fund to fail to qualify as a real estate mortgage investment conduit at any time that any Trust Certificates are outstanding or (subject to Section 3.01(f) hereof) (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" of the Trust Fund imposed under Section 860F(a) of the Code).

Section 5.03      Trustee Not Liable for Trust Certificates or Underlying
Certificates.

            The recitals contained herein and in the Trust Certificates (other than the execution of the Trust Certificates and relating to the acceptance and receipt of the Underlying Certificates) shall be taken as the statements of the Company or the Certificate Administrator as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Trust Certificates (except that the Trust Certificates shall be duly and validly executed by it as Trustee and authenticated by it as Certificate Registrar) or of the Underlying Certificates of any related document. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Certificate Administrator of any of the Trust Certificates or of the proceeds of such Trust Certificates, or for the use or application of any funds paid to the Company in respect of the Underlying Certificates deposited in or withdrawn from the Trust Certificate Account by the Company.

Section 5.04      Trustee May Own Trust Certificates.

            The Trustee in its individual or any other capacity may become the owner or pledgee of Trust Certificates and may transact business with the Company and the parties to the Pooling and Servicing Agreement with the same rights it would have if it were not Trustee.

Section 5.05      Eligibility Requirements for Trustee.

            The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 5.06.

Section 5.06      Resignation and Removal of the Trustee.

(a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

(b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 5.05 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

(c) The Holders of Regular Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

(d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 5.07.

Section 5.07      Successor Trustee.

(a) Any successor trustee appointed as provided in Section 5.06 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee the Underlying Certificates and related documents and statements held by it hereunder, and the Company, the Certificate Administrator and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

(b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 5.05.

(c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Trust Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

Section 5.08      Merger or Consolidation of Trustee.

            Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 5.05, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

Section 5.09      Appointment of Co-Trustee or Separate Trustee.

(a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Certificate Administrator and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 5.09, such powers, duties, obligations, rights and trusts as the Certificate Administrator and the Trustee may consider necessary or desirable. If the Certificate Administrator shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 5.05 hereunder and no notice to Holders of Trust Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 5.07 hereof.

(b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 5.09 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

(c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article V. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

(d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 5.10      Appointment of Office or Agency.

            The Trustee will maintain an office or agency where Trust Certificates may be surrendered for registration of transfer or exchange, or presented for final distribution, and where the office of the Certificate Registrar is located. The Trustee initially designates such office to be located at 2001 Bryan Street, 8th Floor, Dallas, Texas 75201, Attention:
Institutional Trust Services Transfer Dept. - 2004-SR1.

Section 5.11      Trustee's Fees and Expenses; Indemnification.

(a) The Trustee and any co-trustee shall be entitled to be paid, from time to time, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, to be paid by Goldman, Sachs & Co. pursuant to an agreement between the Trustee and Goldman, Sachs & Co., pursuant to which Goldman, Sachs & Co. will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 5.10) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

(b) The Certificate Administrator agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on the Trustee's part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement, provided that:

(i) with respect to any such claim, the Trustee shall have given the Certificate Administrator written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Certificate Administrator in preparing such defense; and

(iii) notwithstanding anything in this Agreement to the contrary, the Certificate Administrator shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Certificate Administrator which consent shall not be unreasonably withheld.

            No termination of this Agreement shall affect the obligations created by this Section 5.11(b) of the Certificate Administrator to indemnify the Trustee under the conditions and to the extent set forth herein.

            Notwithstanding the foregoing, the indemnification provided by the Certificate Administrator in this Section 5.11(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders pursuant to the terms of this Agreement.

Section 5.12      Certain Actions Relating to Underlying Certificates.

            In the event that there are any matters arising under the Pooling and Servicing Agreement or the operative documents relating to transactions contemplated by the Pooling and Servicing Agreement which require the vote, consent or direction of the holders of the Underlying Certificates, the Trustee, as holder of the Underlying Certificates, shall vote the Underlying Certificates in accordance with the written instructions received from the Certificateholders evidencing at least a majority of the Percentage Interest in the Trust Certificates. Any Certificateholder that provides instructions to the Trustee pursuant to the preceding sentence shall also provide the Trustee and its officers, directors, agents and employees with an indemnity (which shall be satisfactory to the Trustee) for any loss, liability or expense incurred by the Trustee that arises out of, or in connection with, such instructions. In the absence of any instruction or indemnification from the Certificateholders, the Trustee will abstain from taking any action with respect to any matter described in the first sentence of this Section 5.12. The Trustee shall forward to each Certificateholder copies of any communications received regarding matters that require action by holders of the Underlying Certificates.

ARTICLE VI

                              TERMINATION

Section 6.01      Termination.

(a) Subject to Section 6.02, the respective obligations and responsibilities of the Company, the Certificate Administrator and the Trustee created hereby with respect to the Trust Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as hereinafter set forth) shall terminate immediately upon the occurrence of the last action required to be taken by the Trustee on the Termination Date; provided, however, that in no event shall the trust created hereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the date hereof.

(b) Upon presentation and surrender of the Trust Certificates by the Certificateholders on the Termination Date, the Trustee shall distribute to the Certificateholders the amounts otherwise distributable on such Distribution Date pursuant to Section 3.05(a). Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Trust Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate, and such funds shall not be invested. If any Trust Certificates as to which notice of the Termination Date has been given pursuant to this Section 6.01 shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Trust Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Trust Certificate shall not have been surrendered for cancellation, the Trustee shall so notify the Company who shall upon receipt of such notice, directly or through an agent, take reasonable steps to contact the remaining Certificateholders concerning surrender of their Trust Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Trust Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Company all amounts distributable to the Holders thereof and the Company shall thereafter hold such amounts for the benefit of such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 6.01.

Section 6.02      Additional Termination Requirements.

(a) Within 90 days prior to the anticipated Termination Date, the Certificate Administrator shall adopt and the Certificate Administrator shall sign a plan of complete liquidation of the Trust Fund meeting the requirements of Section 860F(a)(4)(A) of the Code pursuant to which the Trustee shall sell or otherwise dispose of all the remaining assets of the Trust Fund, unless the Trustee and the Certificate Administrator have received an Opinion of Counsel to the effect that the failure of the Trust Fund to comply with the requirements of this Section 6.02(a) will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust Fund as described in Section 860F of the Code, or (subject to Section 3.01(f) hereof) (ii) cause the Trust Fund to fail to qualify as a real estate mortgage investment conduit at any time that any Trust Certificate is outstanding.

(b) Each Holder of a Trust Certificate hereby irrevocably approves and appoints the Certificate Administrator as its attorney-in-fact for the purposes of, adoption of the plan of complete liquidation in accordance with the terms and conditions of this Agreement.

ARTICLE VII

             THE COMPANY AND THE CERTIFICATE ADMINISTRATOR

Section 7.01      Liability of the Company.

            The Company and the Certificate Administrator shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Certificate Administrator herein.

Section 7.02      Merger, Consolidation or Conversion of the Company.

(a) The Company and the Certificate Administrator will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Trust Certificates, the Underlying Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

(b) Any Person into which the Company or the Certificate Administrator may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Certificate Administrator shall be a party, or any Person succeeding to the business of the Company or the Certificate Administrator, shall be the successor of the Company or the Certificate Administrator, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that each Rating Agency's ratings, if any, of the Trust Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

(c) Notwithstanding anything else in this Section 7.02 and Section 7.04 to the contrary, the Certificate Administrator may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall execute and deliver to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Certificate Administrator under this Agreement; provided further that each Rating Agency's rating of the Classes of Trust Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Certificate Administrator shall be released from its obligations under this Agreement, except that the Certificate Administrator shall remain liable for all liabilities and obligations incurred by it as Certificate Administrator hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the preceding sentence.

Section 7.03      Limitation on Liability of the Company and Others.

(a) Neither the Company, the Certificate Administrator nor any of the directors, officers, employees or agents of the Company or the Certificate Administrator shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Certificate Administrator or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Certificate Administrator and any director, officer, employee or agent of the Company or the Certificate Administrator may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

(b) Neither the Company nor the Certificate Administrator shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Certificate Administrator may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Certificate Administrator shall be entitled to be reimbursed therefor out of amounts attributable to the Underlying Certificates on deposit in the Trust Certificate Account as provided by Section 3.04 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

Section 7.04      Company and Certificate Administrator Not to Resign.

            Subject to the provisions of Section 7.02, neither the Company nor the Certificate Administrator shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Certificate Administrator shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Certificate Administrator shall become effective until the Trustee or a successor certificate administrator shall have assumed the Certificate Administrator's responsibilities and obligations hereunder.

Section 7.05      Successor Certificate Administrator.

            In the event that the Master Servicer is removed or replaced in accordance with the terms of the Pooling and Servicing Agreement, the Certificate Administrator shall be removed as Certificate Administrator hereunder and the Trustee shall become the successor certificate administrator hereunder. The Certificate Administrator agrees to cooperate with the Trustee in effecting the termination of the Certificate Administrator's responsibilities and rights hereunder. No such termination shall release the Certificate Administrator for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

Section 7.06      Representation and Warranty of Company.

            Immediately prior to the conveyance of the Underlying Certificates to the Trustee pursuant to Section 2.01, the Company had good title to, and was the sole owner of, the Underlying Certificates free and clear of any pledge, lien, encumbrance or security interest and such conveyance validly transfers ownership of the Underlying Certificates to the Trustee free and clear of any pledge, lien, encumbrance or security interest.

ARTICLE VIII

                        MISCELLANEOUS PROVISIONS

Section 8.01      Amendment.

(a) This Agreement may be amended from time to time by the Certificate Administrator, the Company and the Trustee, without the consent of any of the Certificateholders:

(i)   to cure any ambiguity,

(ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

(iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a real estate mortgage investment conduit at all times that any Trust Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

(iv) to change the timing and/or nature of deposits into the Trust Certificate Account, provided that (A) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (B) such change shall not adversely affect the then-current rating of the Trust Certificates, as evidenced by a letter from each Rating Agency then rating the Trust Certificates to such effect,

(v) to modify, eliminate or add to the provisions of Section 4.02(c) or any other provision hereof restricting transfer of the Class R Certificate by virtue of their being the "residual interest" in the REMIC, provided that (A) such change shall not adversely affect the then current ratings of the Trust Certificates, as evidenced by a letter from the Rating Agency to such effect, and (B) such change shall not, as evidenced by an Opinion of Counsel, cause either the Trust Fund or any of the Certificateholders (other than the transferor) to be subject to a tax caused by a transfer to a Non-United States Person or a Person that is not a Permitted Transferee, or

(vi) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

(b) This Agreement may also be amended from time to time by the Certificate Administrator, the Company and the Trustee with the consent of the Holders of Trust Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Trust Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Trust Certificates of such Class; provided, however, that no such amendment shall:

(i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Trust Certificate without the consent of the Holder of such Trust Certificate, or

(ii) reduce the aforesaid percentage of Trust Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Trust Certificates of such Class then outstanding.

(c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Company or the Trustee in accordance with such amendment is permitted hereunder and will not result in the imposition of a federal tax on the Trust Fund or cause the Trust Fund to fail to qualify as a real estate mortgage investment conduit at any time that any Trust Certificate is outstanding.

(d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 8.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

Section 8.02      Counterparts.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 8.03      Limitation on Rights of Certificateholders.

(i) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

(ii) No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Trust Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(iii) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such
Holder previously shall have given to the Trustee a notice of a default by the Company or the Trustee in the performance of any obligation hereunder, and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Trust Certificates entitled to at least
33% of the Voting Rights shall have made written request upon the
Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or
proceeding.   For the protection and enforcement of the provisions of
this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 8.04      Governing Law.

            This Agreement and the Trust Certificates shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 8.05      Notices.

            All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to (a) in the case of the Company, 8400 Normandale Lake Boulevard, Suite 250, Minneapolis, Minnesota 55437, Attention: President, or such other address as may hereafter be furnished to the Trustee and the Certificate Administrator in writing by the Company, (b) in the case of the Certificate Administrator, 2255 N. Ontario Street, Suite 400, Burbank, California 91504-2130,
Attention: Managing Director/Master Servicing or such other address as may hereafter be furnished to the Trustee and the Company in writing by the Certificate Administrator, (c) in the case of the Trustee (i) for the purposes of Section 5.10 hereof, 2001 Bryan Street, 8th Floor, Dallas, Texas 75201, Attention: Institutional Trust Services Transfer Dept. - 2004-SR1, and (ii) for all other purposes, Corporate Trust Office, JPMorgan Chase Bank, 227 West Monroe Street, 26th Floor, Chicago, Illinois 60606, Attention:
Residential Funding Corporation Series 2004-SR1 or such other address as may hereafter be furnished to the Company and the Certificate Administrator in writing by the Trustee, (d) in the case of Fitch, One State Street Plaza, New York, New York 10004, (e) in the case of S&P, 55 Water Street, New York, New York 10041 and (f) in the case of the Certificate Insurer, 113 King Street, Armonk, New York 10504, Attention: Insured Portfolio Management - Structured Finance (RFMSI 2004-SR1). Any notice required or permitted to be mailed to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 8.06      Notices to the Rating Agencies and the Certificate Insurer.

            The Company or the Trustee, as applicable, shall notify each Rating Agency and the Certificate Insurer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of any of the events described in clauses (a), (b), (d), (e) or (f) below or provide a copy to the Rating Agency and the Certificate Insurer at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clause (c) below:

(a)   a material change or amendment to this Agreement,

(b) the termination or appointment of a successor Trustee or a change in the majority ownership of the Trustee,

(c) the statement required to be delivered to the Holders of each Class of Trust Certificates pursuant to Section 3.06,

(d)   a change in the location of the Trust Certificate Account,

(e)   the occurrence of the final Distribution Date,

(f)   the repurchase of the Underlying Certificates, and
(g)   any Certificate Insurer Default that has not been cured.

Section 8.07      Severability of Provisions.

            If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Trust Certificates or the rights of the Holders thereof.

Section 8.08      Successors and Assigns.

            The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders.

Section 8.09      Article and Section Headings,

            The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

ARTICLE IX

           CERTAIN MATTERS REGARDING THE CERTIFICATE INSURER

Section 9.01 Rights of the Certificate Insurer to Exercise Rights of Insured Certificateholders.

            By accepting its Certificate, each Insured Certificateholder agrees that unless a Certificate Insurer Default exists, the Certificate Insurer shall have the right to exercise all consent, voting, direction and other control rights of the Insured Certificateholders under this Agreement without any further consent of the Insured Certificateholders.

Section 9.02      Claims Upon the Certificate Policy; Certificate Insurance
Account.

(a) If, on the Business Day next succeeding the Determination Date, the Certificate Administrator determines that (i) the funds that will be on deposit in the Trust Certificate Account on the related Distribution Date, to the extent distributable to the Insured Certificateholders pursuant to
Section 3.05(a)(i) are insufficient to pay the Accrued Certificate Interest for such Distribution Date; provided however, Accrued Certificate Interest on the Insured Certificates will be deemed to include any portion of the amounts allocated to such Certificates described in clauses (2) through (4) (other than Relief Act Shortfalls) of the definition thereof on such Distribution Date, (ii) there is a Class A-4 Interest Shortfall Amount, (iii) any Class A Loss Amount is allocated to the Insured Certificates on such Distribution Date and not covered by the Class A-5 Certificates or (iv) the funds available on the Scheduled Final Distribution Date will be insufficient to reduce the Certificate Principal Balance, of the Insured Certificates to zero, the Certificate Administrator shall deliver to the Trustee not later than 11:00 a.m. New York City time on the Business Day next succeeding the Determination Date a certificate signed by a Servicing Officer directing the Trustee to draw on the Certificate Policy and stating the amount to be drawn and stating the Insured Payment for each Insured Certificate, and the Trustee shall give notice by telephone or telecopy of the aggregate amount of such deficiency, confirmed in writing in the form set forth as Exhibit A to the Certificate Policy, to the Certificate Insurer and any fiscal agent appointed by the Certificate Insurer at or before 12:00 noon, New York City time, on the Business Day prior to such Distribution Date. If, subsequent to such notice, and prior to payment by the Certificate Insurer or any fiscal agent on behalf of the Certificate Insurer pursuant to such notice, additional amounts are deposited in the Trust Certificate Account, the Trustee shall reasonably promptly notify the Certificate Insurer and any fiscal agent appointed by the Certificate Insurer and withdraw the notice or reduce the amount claimed, as appropriate.

(b) The Trustee shall establish a separate special purpose trust account for the benefit of Holders of the Insured Certificates and the Certificate Insurer referred to herein as the "Certificate Insurance Account" over which the Trustee shall have exclusive control and sole right of withdrawal. The Trustee shall deposit any amount paid under the Certificate Policy in the Certificate Insurance Account and distribute such amount only for purposes of payment to Holders of Insured Certificates of the Insured Payment for which a claim was made. Such amount may not be applied to satisfy any costs, expenses or liabilities of the Certificate Administrator, the Trustee or the Trust Fund. Amounts paid under the Certificate Policy shall be transferred to the Trust Certificate Account in accordance with the next succeeding paragraph and disbursed by the Trustee to Holders of Insured Certificates in accordance with Section 3.05. It shall not be necessary for such payments to be made by checks or wire transfers separate from the checks or wire transfers used to pay the Insured Payment with other funds available to make such payment. However, the amount of any payment of principal of or interest on the Insured Certificates to be paid from funds transferred from the Certificate Insurance Account shall be noted as provided in paragraph (c) below and in the statement to be furnished to Holders of the Certificates pursuant to Section
3.06 or Section 6.01(b), as applicable. Funds held in the Certificate Insurance Account shall not be invested by the Certificate Administrator or any other Person.

            On any Distribution Date with respect to which a claim has been made under the Certificate Policy, the amount of any funds received by the Trustee as a result of any claim under the Certificate Policy, to the extent required to make the Insured Payment on such Distribution Date, shall be withdrawn from the Certificate Insurance Account and deposited in the Trust Certificate Account and applied by the Certificate Administrator on behalf of the Trustee, together with the other funds to be distributed to the Insured Certificateholders pursuant to Section 3.05, directly to the payment in full of the Insured Payment due on the Insured Certificates. Any funds remaining in the Certificate Insurance Account on the first Business Day following a Distribution Date shall be remitted to the Certificate Insurer, pursuant to the written instructions of the Certificate Insurer, by the end of such Business Day.

(c) The Trustee shall keep a complete and accurate record of the amount of interest and principal paid into the Certificate Insurance Account in respect of the Insured Certificates from moneys received under the Certificate Policy. The Certificate Insurer shall have the right to inspect such records at reasonable times during normal business hours upon two Business Day's prior written notice to the Trustee.

(d) In accordance with the terms of the Certificate Policy, any claim on the Certificate Policy in respect of a Preference Amount, shall require the Trustee to obtain a certified copy of the order requiring the return of a preference payment, an opinion of counsel satisfactory to the Certificate Insurer that the order is final and not subject to appeal, and other documentation as required by the Certificate Policy. Any such opinion of counsel shall be provided at the sole expense of Goldman, Sachs & Co.

Section 9.03      Effect of Payments by the Certificate Insurer; Subrogration.

            Anything herein to the contrary notwithstanding, for purposes of this Section 9.03, any payment with respect to principal of or interest on the Insured Certificates which is made with monies received pursuant to the terms of the Certificate Policy shall not be considered payment of the Insured Certificates from the Trust Fund. The Certificate Administrator, the Company and the Trustee acknowledge, and each Holder by its acceptance of an Insured Certificate agrees, that without the need for any further action on the part of the Certificate Insurer, the Certificate Administrator, the Company, the Trustee or the Certificate Registrar, to the extent the Certificate Insurer or any fiscal agent on behalf of the Certificate Insurer makes payments, directly or indirectly, on account of principal of or interest on the Insured Certificates to the Holders of such Certificates, the Certificate Insurer will be fully subrogated to, and each Insured Certificateholder, the Certificate Administrator, the Company and the Trustee hereby delegate and assign to the Certificate Insurer, to the fullest extent permitted by law, the rights of such Holders to receive such principal and interest from the Trust Fund; provided that the Certificate Insurer shall be paid such amounts only from the sources and in the manner explicitly provided for herein.

            The Trustee and the Certificate Administrator shall cooperate in all respects with any reasonable request by the Certificate Insurer for action to preserve or enforce the Certificate Insurer's rights or interests under this Agreement without limiting the rights or affecting the interests of the Holders as otherwise set forth herein.

Section 9.04      Notices and Information to the Certificate Insurer.

(a) All notices, statements, reports, certificates or opinions required by this Agreement to be sent to any other party hereto, to the Rating Agencies or to the Certificateholders shall also be sent to the Certificate Insurer.

(b) The Certificate Administrator shall designate a Person who shall be available to the Certificate Insurer to provide reasonable access to information regarding the Underlying Certificates and to all books, records, accounts, information and other matters relating to the Certificates or this Agreement.

Section 9.05      Trustee to Hold Certificate Policy.

            The Trustee will hold the Certificate Policy in trust as agent for the Insured Certificateholders for the purpose of making claims thereon and distributing the proceeds thereof. Neither the Certificate Policy, nor the amounts paid on the Certificate Policy will constitute part of the Trust Fund or assets of any REMIC created by this Agreement. Each Insured Certificateholder, by accepting its Certificate, appoints the Trustee as attorney-in-fact for the purpose of making claims on the Certificate Policy. The Trustee shall surrender the Certificate Policy to the Certificate Insurer for cancellation upon the payment in full of the Insured Certificates. To the extent that the Certificate Policy constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside credit support agreement and not an asset of any REMIC and (2) it shall be owned by the Certificate Insurer, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

Section 9.06      Insurance Premium Payments.

(a) The Insurance Premium paid under this Agreement shall be nonrefundable and the right of the Certificate Insurer to receive any Insurance Premium payable hereunder shall be absolute and unconditional, in each case without regard to whether the Certificate Insurer or any fiscal agent on behalf of the Insurer makes any payment under the Certificate Policy or any other circumstances relating to the Insured Certificates or the Certificate Policy (including payment or any provision being made for payment of the Insured Certificateholders prior to the final date for distribution in respect of the Insured Certificates under this Agreement).

(b) The Trustee shall pay the Insurance Premium and all other amounts payable to the Certificate Insurer under the Certificate Policy, this Agreement or otherwise in immediately available funds by wire transfer to such account as the Certificate Insurer shall designate by written notice, and in the lawful currency of the United States of America, on the dates when due.

Section 9.07      Ratings.
            The parties hereto agree that references in this Agreement to ratings on the Certificates or interests of the Certificateholders shall be determined without regard to the Certificate Policy.

Section 9.08      Third Party Beneficiaries.

            The Certificate Insurer shall be an express third-party beneficiary of this Agreement to the extent of its express subrogation rights, its rights to receive the Insurance Premium pursuant to Section 3.05(a) and the amounts pursuant to Section 3.05(a)(iii) and its express rights set forth in Article IX of this Agreement and shall have the right to enforce the related provisions of this Agreement as if it were a party hereto.

            IN WITNESS WHEREOF, the Company, the Certificate Administrator and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, if required, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                    RESIDENTIAL FUNDING MORTGAGE SECURITIES
                                    I, INC.,
                                    as Company




                                    By:
                                         Name: Joe Orning
                                         Title: Vice President


                                    RESIDENTIAL FUNDING CORPORATION,
                                    as Certificate Administrator




                                    By:
                                         Name: Lisa Lundsten
                                         Title:   Managing Director

                                    JPMORGAN CHASE BANK, as Trustee




                                    By:
                                          Name:
                                          Title:

                                  EXHIBIT A

                         FORM OF CLASS A CERTIFICATE

                           CLASS A-[__] CERTIFICATE

      SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Certificate No. [__]                    [____]% Pass-Through Rate

Class A-[__] Senior

Date of Trust Agreement:                Percentage Interest: [___]%
May 27, 2004

First Distribution Date:                Aggregate Initial Certificate
June 25, 2004                           Principal
                                        Balance of the Class A-[__]
                                        Certificates:
                                        $[_________]

Certificate Administrator:              Initial Certificate Principal Balance
Residential Funding Corporation         of this Certificate:
                                        $[__________]

Assumed Final Distribution Date:
September 25, 2033                      CUSIP: 76111X [____]

                          MORTGAGE TRUST CERTIFICATE
                               SERIES 2004-SR1

      evidencing a percentage interest in the distributions allocable to the Class A-[__] Certificates with respect to a Trust Fund consisting primarily of a senior class of mortgage pass-through certificates issued by a trust established by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

      This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Certificate Administrator, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the Underlying Certificates (as defined below) are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Certificate Administrator, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Certificate Administrator, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

      This certifies that [_____________] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class A-[__] Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of an interest in a portion of the Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates, Series 2003-S17, Class A-5 (the "Underlying Certificates"). The Trust Fund was created pursuant to the Trust Agreement dated as of May 27, 2004 (the "Trust Agreement" or the "Agreement"), among the Company, the Certificate Administrator and JPMorgan Chase Bank as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Funds in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of [interest and] principal, if any, required to be distributed to Holders of Class A-[__] Certificates on such Distribution Date.

      Distributions on this Certificate will be made by the Certificate Administrator acting on behalf of the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Certificate Administrator, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

      Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and specified in such notice. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Class A Loss Amounts allocable hereto.

      This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Trust Certificates of the Series specified hereon (herein collectively called the "Certificates").

      The Trust Certificates are limited in right of payment to certain distributions made to the Underlying Certificates.

      As provided in the Agreement, withdrawals from the Trust Certificate Account created for the benefit of Certificateholders may be made by the Certificate Administrator from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company, the Certificate Administrator or the Trustee of certain expenses incurred by any of them.

      The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Certificate Administrator and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Certificate Administrator and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

      As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

      The Trust Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Trust Certificates are exchangeable for new Trust Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Company, the Certificate Insurer, the Certificate Administrator, the Trustee and the Certificate Registrar and any agent of the Company, the Certificate Insurer, the Certificate Administrator, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Company, the Certificate Insurer, the Certificate Administrator, the Trustee or any such agent shall be affected by notice to the contrary.

      This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

      The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate immediately upon the occurrence of the last action required to be taken by the Trustee on the Termination Date. The Pooling and Servicing Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Pooling and Servicing Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the RFMSI Series 2003-S17 Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance (as defined in the Pooling and Servicing Agreement) of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance (as defined in the Pooling and Servicing Agreement) of the Mortgage Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.



      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated: May 27, 2004                     JPMORGAN CHASE BANK, as Trustee


                                        By:
                                                    Authorized Signatory


                        CERTIFICATE OF AUTHENTICATION

      This is one of the Class A-[__] Certificates referred to in the within-mentioned Agreement.


                                        JPMORGAN CHASE BANK, as Certificate
                                        Registrar


                                        By:
                                                    Authorized Signatory

                                  ASSIGNMENT


      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
__________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Trust Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
______________________________________________________________________________


Dated:___________________
                                        _____________________________________
                                        Signature by or on behalf of assignor


                                        ______________________________________
                                        Signature Guaranteed



                          DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____________________________________ for the account of
________________________ account number _______________________________ , or, if mailed by check, to ______________________. Applicable statements should be mailed to ___________________________.

     This information is provided by ________________________, the assignee named above, or __________________, as its agent.

                                  EXHIBIT B

                         FORM OF CLASS R CERTIFICATE

      THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

      SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

      NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 4.02(d) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CERTIFICATE ADMINISTRATOR, THE CERTIFICATE INSURER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE CERTIFICATE ADMINISTRATOR, THE CERTIFICATE INSURER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

      ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE CERTIFICATE ADMINISTRATOR AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR THE FREDDIE MAC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (E) AN ELECTING LARGE PARTNERSHIP UNDER SECTION 775(a) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), (C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No. [__]                    [____]% Pass-Through Rate

Class R Senior

Date of Trust Agreement:                Percentage Interest: [_____]%
May 27, 2004

First Distribution Date:                Aggregate Initial Certificate
June 25, 2004                           Principal Balance of the
                                        Class R Certificates: $[______]

Certificate Administrator:              Initial Certificate Principal
Residential Funding Corporation         Balance of this Certificate: $[_____]

Assumed Final Distribution Date:
September 25, 2033                      CUSIP: 76111X [____]


                          MORTGAGE TRUST CERTIFICATE
                               SERIES 2004-SR1

      evidencing a percentage interest in the distributions allocable to the Class R Certificates with respect to a Trust Fund consisting primarily of a senior class of mortgage pass-through certificates issued by a trust established by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

      This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Certificate Administrator, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the Underlying Certificates (as defined below) are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Certificate Administrator, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Certificate Administrator, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

      This certifies that [______________] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate
Initial Certificate Principal Balance of all Class R Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of an interest in a portion of the Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates, Series 2003-S17, Class A-5 (the "Underlying Certificates"). The Trust Fund was created pursuant to the Trust Agreement dated as of May 27, 2004 (the "Trust Agreement" or the "Agreement"), among the Company, the Certificate Administrator and JPMorgan Chase Bank as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Funds in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class R Certificates on such Distribution Date.

      Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

      Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and specified in such notice. The Initial Certificate Principal Balance of this Certificate is set forth above. Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

      No transfer of this Class R Certificate will be made unless the Trustee has received either (i) an opinion of counsel as required by Section 4.02(d) of the Agreement acceptable to and in form and substance satisfactory to the Trustee, the Company, the Certificate Insurer and the Certificate Administrator with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and
Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Certificate Administrator, the Certificate Insurer, the Company or the Trustee to any obligation or liability in addition to those undertaken in the Agreement or
(ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

      This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Trust Certificates of the Series specified hereon (herein collectively called the "Certificates").

      The Trust Certificates are limited in right of payment to certain distributions made to the Underlying Certificates.

      As provided in the Agreement, withdrawals from the Certificate Account created for the benefit of Certificateholders may be made by the Certificate Administrator from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Certificate Administrator or the Trustee certain expenses incurred by either of them.

      The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Certificate Administrator and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Certificate Administrator and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

      As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

      The Trust Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Trust Certificates are exchangeable for new Trust Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Company, the Certificate Insurer, the Certificate Administrator, the Trustee and the Certificate Registrar and any agent of the Company, the Certificate Insurer, the Certificate Administrator, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Company, the Certificate Insurer, the Certificate Administrator, the Trustee or any such agent shall be affected by notice to the contrary.

      This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

      The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate immediately upon the occurrence of the last action required to be taken by the Trustee on the Termination Date. The Pooling and Servicing Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Pooling and Servicing Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the RFMSI Series 2003-S17 Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance (as defined in the Pooling and Servicing Agreement) of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance (as defined in the Pooling and Servicing Agreement) of the Mortgage Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated: May 27, 2004                     JPMORGAN CHASE BANK, as Trustee


                                        By:
                                                    Authorized Signatory


                        CERTIFICATE OF AUTHENTICATION

      This is one of the Class R Certificates referred to in the within-mentioned Agreement.


                                        JPMORGAN CHASE BANK, as Certificate
                                        Registrar


                                        By:
                                                    Authorized Signatory

                                  ASSIGNMENT


      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
__________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Trust Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
______________________________________________________________________________


Dated:___________________
                                        _____________________________________
                                        Signature by or on behalf of assignor


                                        ______________________________________
                                        Signature Guaranteed



                          DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____________________________________ for the account of
________________________ account number _______________________________ , or, if mailed by check, to ______________________. Applicable statements should be mailed to ___________________________.

     This information is provided by ________________________, the assignee named above, or __________________, as its agent.

                                   EXHIBIT C-1

                       TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                )
                        )ss.
COUNTY OF               )

         [NAME OF OFFICER], being first duly sworn, deposes and says:

      1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Pass-Through Certificates, Series _______, Class R (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ] [the United States], on behalf of which he makes this affidavit and agreement.

      2. That the Owner (i) is not and will not be a "disqualified organization" or an electing large partnership as of [date of transfer] within the meaning of Sections 860E(e)(5) and 775, respectively, of the Internal Revenue Code of 1986, as amended (the "Code") or an electing large partnership under Section 775(a) of the Code, (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means an electing large partnership under Section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

      3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations or electing large partnerships, under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

      4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if either the pass-through entity is an electing large partnership under Section 775 of the Code or if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

      5. The Owner is either (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or a partnership for U.S. federal income tax purposes and created or organized in or under the laws of the United States, any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), (iii) an estate that is described in Section 7701(a)(30)(D) of the Code, or (iv) a trust that is described in Section 7701(a)(30)(E) of the Code.

      6. The Owner hereby agrees that it will not cause income from the Class R Certificates to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Owner of another United States taxpayer.

      7. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

      8. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 4.02(c) of the Trust Agreement under which the Class R Certificates were issued. The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

      9. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

      10.   The Owner's Taxpayer Identification Number is ________________.

      11. This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.

      12. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax; in making this representation, the Owner warrants that the Owner is familiar with (i) Treasury Regulation Section 1.860E-1(c) and recent amendments thereto, effective as of July 19, 2002, and (ii) the preamble describing the adoption of the amendments to such regulation, which is attached hereto as Exhibit 1.

      13. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificate that the Owner intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

      14. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

      15. (a) The Owner is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan; or

            (b) The Owner has provided the Trustee, the Company and the Certificate Administrator with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Certificate Administrator to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Company or the Certificate Administrator to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Trust Agreement.

      In addition, the Owner hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Certificate
Administrator that the Owner will not transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth in either (a) or (b) above.

      Capitalized terms used but not defined herein shall have the meanings assigned in the Trust Agreement.

      IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this day of _____,___ 200__.

                                          [NAME OF OWNER]

                                          By:
                                          [Name of Officer]
                                          [Title of Officer]


[Corporate Seal]

ATTEST:


[Assistant] Secretary

      Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

      Subscribed and sworn before me this ___ day of ________, 200 __.


                                          NOTARY PUBLIC


                                          COUNTY OF

                                                                        STATE
                                          OF

                                          My Commission expires the ____ day
                                          of _____, 20__ .

                                  EXHIBIT 1


DEPARTMENT OF THE TREASURY

Internal Revenue Service

26 CFR Parts 1 and 602

[TD 9004]
RIN 1545-AW98


Real Estate Mortgage Investment Conduits

AGENCY: Internal Revenue Service (IRS), Treasury.

ACTION: Final regulations.

-----------------------------------------------------------------------

SUMMARY: This document contains final regulations relating to safe harbor transfers of noneconomic residual interests in real estate mortgage investment conduits (REMICs). The final regulations provide additional limitations on the circumstances under which transferors may claim safe harbor treatment.

DATES: Effective Date: These regulations are effective July 19, 2002.
   Applicability Date: For dates of applicability, see Sec. 1.860E-
(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940 (not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act

   The collection of information in this final rule has been reviewed and, pending receipt and evaluation of public comments, approved by the Office of Management and Budget (OMB) under 44 U.S.C. 3507 and assigned control number 1545-1675.
   The collection of information in this regulation is in Sec. 1.860E - 1(c)(5)(ii). This information is required to enable the IRS to verify that a taxpayer is complying with the conditions of this regulation. The collection of information is mandatory and is required. Otherwise, the taxpayer will not receive the benefit of safe harbor treatment as provided in the regulation. The likely respondents are businesses and other for-profit institutions.
   Comments on the collection of information should be sent to the Office of Management and Budget, Attn: Desk Officer for the Department of the Treasury, Office of Information and Regulatory Affairs, Washington, DC, 20503, with copies to the Internal Revenue Service,
Attn: IRS Reports Clearance Officer, W:CAR:MP:FP:S, Washington, DC 20224. Comments on the collection of information should be received by September 17, 2002. Comments are specifically requested concerning:
   Whether the collection of information is necessary for the proper performance of the functions of the Internal Revenue Service, including whether the information will have practical utility;
   The accuracy of the estimated burden associated with the collection of information (see below);
   How the quality, utility, and clarity of the information to be collected may be enhanced;
   How the burden of complying with the collection of information may be minimized, including through the application of automated collection techniques or other forms of information technology; and
   Estimates of capital or start-up costs and costs of operation, maintenance, and purchase of service to provide information.
   An agency may not conduct or sponsor, and a person is not required to respond to, a collection of information unless it displays a valid control number assigned by the Office of Management and Budget.
   The estimated total annual reporting burden is 470 hours, based on an estimated number of respondents of 470 and an estimated average annual burden hours per respondent of one hour.
   Books or records relating to a collection of information must be retained as long as their contents may become material in the administration of any internal revenue law. Generally, tax returns and tax return information are confidential, as required by 26 U.S.C. 6103.

Background

   This document contains final regulations regarding the proposed amendments to 26 CFR part 1 under section 860E of the Internal Revenue Code (Code). The regulations provide the circumstances under which a transferor of a noneconomic REMIC residual interest meeting the investigation and representation requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.
   Final regulations governing REMICs, issued in 1992, contain rules governing the transfer of noneconomic REMIC residual interests. In general, a transfer of a noneconomic residual interest is disregarded for all tax purposes if a significant purpose of the transfer is to

[[Page 47452]]

enable the transferor to impede the assessment or collection of tax. A purpose to impede the assessment or collection of tax (a wrongful purpose) exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the REMIC's taxable income.
   Under a safe harbor, the transferor of a REMIC noneconomic residual interest is presumed not to have a wrongful purpose if two requirements are satisfied: (1) the transferor conducts a reasonable investigation of the transferee's financial condition (the investigation requirement); and (2) the transferor secures a representation from the transferee to the effect that the transferee understands the tax obligations associated with holding a residual interest and intends to pay those taxes (the representation requirement).
   The IRS and Treasury have been concerned that some transferors of noneconomic residual interests claim they satisfy the safe harbor even in situations where the economics of the transfer clearly indicate the transferee is unwilling or unable to pay the tax associated with holding the interest. For this reason, on February 7, 2000, the IRS published in the Federal Register (65 FR 5807) a notice of proposed rulemaking (REG-100276-97; REG-122450-98) designed to clarify the safe harbor by adding the "formula test," an economic test. The proposed regulation provides that the safe harbor is unavailable unless the present value of the anticipated tax liabilities associated with holding the residual interest does not exceed the sum of: (1) The present value of any consideration given to the transferee to acquire the interest; (2) the present value of the expected future distributions on the interest; and (3) the present value of the anticipated tax savings associated with holding the interest as the REMIC generates losses.
   The notice of proposed rulemaking also contained rules for FASITs.
Section 1.860H-6(g) of the proposed regulations provides requirements for transfers of FASIT ownership interests and adopts a safe harbor by reference to the safe harbor provisions of the REMIC regulations.
   In January 2001, the IRS published Rev. Proc. 2001-12 (2001-3
I.R.B. 335) to set forth an alternative safe harbor that taxpayers could use while the IRS and the Treasury considered comments on the proposed regulations. Under the alternative safe harbor, if a transferor meets the investigation requirement and the representation requirement but the transfer fails to meet the formula test, the transferor may invoke the safe harbor if the transferee meets a two-prong test (the asset test). A transferee generally meets the first prong of this test if, at the time of the transfer, and in each of the two years preceding the year of transfer, the transferee's gross assets exceed $100 million and its net assets exceed $10 million. A transferee generally meets the second prong of this test if it is a domestic, taxable corporation and agrees in writing not to transfer the interest to any person other than another domestic, taxable corporation that also satisfies the requirements of the asset test. A transferor cannot rely on the asset test if the transferor knows, or has reason to know, that the transferee will not comply with its written agreement to limit the restrictions on subsequent transfers of the residual interest.
   Rev. Proc. 2001-12 provides that the asset test fails to be satisfied in the case of a transfer or assignment of a noneconomic residual interest to a foreign branch of an otherwise eligible transferee. If such a transfer or assignment were permitted, a corporate taxpayer might seek to claim that the provisions of an applicable income tax treaty would resource excess inclusion income as foreign source income, and that, as a consequence, any U.S. tax liability attributable to the excess inclusion income could be offset by foreign tax credits. Such a claim would impede the assessment or collection of U.S. tax on excess inclusion income, contrary to the congressional purpose of assuring that such income will be taxable in all events. See, e.g., sections 860E(a)(1), (b), (e) and 860G(b) of the Code.

   The Treasury and the IRS have learned that certain taxpayers transferring noneconomic residual interests to foreign branches have attempted to rely on the formula test to obtain safe harbor treatment in an effort to impede the assessment or collection of U.S. tax on excess inclusion income. Accordingly, the final regulations provide that if a noneconomic residual interest is transferred to a foreign permanent establishment or fixed base of a U.S. taxpayer, the transfer is not eligible for safe harbor treatment under either the asset test or the formula test. The final regulations also require a transferee to represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base.
   Section 1.860E -1(c)(8) provides computational rules that a taxpayer may use to qualify for safe harbor status under the formula test.
Section 1.860E-1(c)(8)(i) provides that the transferee is presumed to pay tax at a rate equal to the highest rate of tax specified in section 11(b). Some commentators were concerned that this presumed rate of taxation was too high because it does not take into consideration taxpayers subject to the alternative minimum tax rate. In light of the comments received, this provision has been amended in the final regulations to allow certain transferees that compute their taxable income using the alternative minimum tax rate to use the alternative minimum tax rate applicable to corporations.
   Additionally, Sec. 1.860E-1(c)(8)(iii) provides that the present values in the formula test are to be computed using a discount rate equal to the applicable Federal short-term rate prescribed by section 1274(d). This is a change from the proposed regulation and Rev. Proc. 2001-12. In those publications the provision stated that "present values are computed using a discount rate equal to the applicable Federal rate prescribed in section 1274(d) compounded semiannually" and that "[a] lower discount rate may be used if the transferee can demonstrate that it regularly borrows, in the course of its trade or business, substantial funds at such lower rate from an unrelated third party." The IRS and the Treasury Department have learned that, based on this provision, certain taxpayers have been attempting to use unrealistically low or zero interest rates to satisfy the formula test, frustrating the intent of the test. Furthermore, the Treasury Department and the IRS believe that a rule allowing for a rate other than a rate based on an objective index would add unnecessary complexity to the safe harbor. As a result, the rule in the proposed regulations that permits a transferee to use a lower discount rate, if the transferee can demonstrate that it regularly borrows substantial funds at such lower rate, is not included in the final regulations; and the Federal short-term rate has been substituted for the applicable Federal rate. To simplify taxpayers' computations, the final regulations allow use of any of the published short-term rates, provided that the present values are computed with a corresponding period of compounding. With the exception of the provisions relating to transfers to foreign branches, these changes generally have the proposed applicability date of February 4, 2000, but taxpayers may choose to apply the interest rate formula set forth in the proposed regulation and Rev. Proc. 2001-12 for transfers occurring before August 19, 2002.
   It is anticipated that when final regulations are adopted with respect to

[[Page 47453]]

FASITs, Sec. 1.860H-6(g) of the proposed regulations will be adopted in substantially its present form, with the result that the final regulations contained in this document will also govern transfers of FASIT ownership interests with substantially the same applicability date as is contained in this document.

Effect on Other Documents

   Rev. Proc. 2001-12 (2001-3 I.R.B. 335) is obsolete for transfers of noneconomic residual interests in REMICs occurring on or after August 19, 2002.

Special Analyses
   It is hereby certified that these regulations will not have a significant economic impact on a substantial number of small entities. This certification is based on the fact that it is unlikely that a substantial number of small entities will hold REMIC residual interests. Therefore, a Regulatory Flexibility Analysis under the Regulatory Flexibility Act (5 U.S.C. chapter 6) is not required. It has been determined that this Treasury decision is not a significant regulatory action as defined in Executive Order 12866. Therefore, a regulatory assessment is not required. It also has been determined that sections 553(b) and 553(d) of the Administrative Procedure Act (5 U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

   The principal author of these regulations is Courtney Shepardson. However, other personnel from the IRS and Treasury Department participated in their development.

List of Subjects

26 CFR Part 1

   Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

   Reporting and record keeping requirements.

Adoption of Amendments to the Regulations

   Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

   Paragraph 1. The authority citation for part 1 continues to read in part as follows:

   Authority: 26 U.S.C. 7805 * * *

                                 EXHIBIT C-2

                        Form of Transferor Certificate

                                                   __________  , 2

Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

JPMorgan Chase Bank
227 West Monroe Street, 26th Floor
Chicago, Illinois 60606
Attention: Residential Funding Corporation Series 2004-SR1

            Re:   Mortgage Trust Certificates,
                  Series 2004-SR1, Class R

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by _____________________ (the "Seller") to _____________________(the
"Purchaser") of $______________ Initial Certificate Principal Balance of Mortgage Trust Certificates, Series 2004-SR1, Class R (the "Certificates"), pursuant to Section 4.02 of the Trust Agreement dated as of May 27, 2004 (the "Trust Agreement") among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as certificate administrator, and JPMorgan Chase Bank as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Trust Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

      1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

      2. The Seller understands that the Purchaser has delivered to the Trustee and the Certificate Administrator a transfer affidavit and agreement in the form attached to the Trust Agreement as Exhibit C-1. The Seller does not know or believe that any representation contained therein is false.

      3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E- 1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes Associated therewith) unless the Seller has conducted such an investigation.

      4. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.

                                          Very truly yours,


                                          (Seller)


                                          By:
                                          Name:
                                          Title:

                                   EXHIBIT D

                       Pooling and Servicing Agreement


                                  EXHIBIT E

                        Form of Form 10K Certification

      I, [identify the certifying individual], certify that:

      1. I have reviewed the annual report on Form 10-K for the fiscal year [____], and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by that annual report, of the trust (the "Trust") created pursuant to the Trust Agreement (the "Trust Agreement") among Residential Funding Mortgage Securities I, Inc. (the "Company"), Residential Funding Corporation (the "Certificate Administrator") and [Name of Trustee] (the "Trustee");

      2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

      3. Based on my knowledge, the servicing information required to be provided to the Trustee by the Certificate Administrator under the Trust Agreement for inclusion in these reports is included in these reports;

      4. I am responsible for reviewing the activities performed by the Certificate Administrator under the Trust Agreement and based upon my knowledge and the annual compliance review required under the Trust Agreement, and, except as disclosed in the reports, the Certificate Administrator has fulfilled its obligations under the Trust Agreement; and

      5. The reports disclose all significant deficiencies relating to the Certificate Administrator's compliance with the minimum servicing or similar standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedures as set forth in the Trust Agreement, that is included in these reports.

      In giving the certifications above, I have reasonably relied on the information provided to me by the following unaffiliated parties: [the Trustee].

Date:_______________________



____________________________*
Name:
Title:

* to be signed by the senior officer of the Company

                                  EXHIBIT F

           Form of Back-up Certification to Form 10K Certification

      The undersigned, a Responsible Officer of [_________] (the "Trustee") certifies that:

      (a) The Trustee has performed all of the duties specifically required to be performed by it pursuant to the provisions of the Trust Agreement dated as of May 27, 2004 (the "Agreement") by and among Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and the Trustee in accordance with the standards set forth therein.

      (b) Based on my knowledge, the list of Certificateholders as shown on the Certificate Register as of the end of each calendar year that is provided by the Trustee pursuant to the Agreement is accurate as of the last day of the 20[__] calendar year.

Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.



      IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.]




                                          Name:_________________________
                                          Title:

                                  EXHIBIT G

               Certificate Policy of MBIA Insurance Corporation

                    CERTIFICATE GUARANTY INSURANCE POLICY


OBLIGATIONS:     RFMSI Series 2004-SR1 Trust              POLICY NUMBER: 44178
                 Mortgage Trust Certificates, Series 2004-SR1
                 $23,100,000   5.60% Class A-4 Certificates

      MBIA Insurance Corporation (the "Insurer"), in consideration of the payment of the premium and subject to the terms of this Certificate Guaranty Insurance Policy (this "Policy"), hereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Insured Payment will be received from the Insurer by JPMorgan Chase Bank, or its successors, as trustee for the Owners (the "Trustee"), on behalf of the Owners, for distribution by the Trustee to each Owner of each Owner's proportionate share of the Insured Payment. The Insurer's obligations hereunder with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Trustee, whether or not such funds are properly applied by the Trustee. Insured Payments shall be made only at the time set forth in this Policy, and no accelerated Insured Payments shall be made regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of the Insurer. This Policy does not provide credit enhancement for any Class of Certificates other than the Class A-4 Certificates.

      Notwithstanding the foregoing paragraph, this Policy does not cover shortfalls, if any, attributable to the liability of the Trust, any REMIC or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

      The Insurer will pay any Insured Payment that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (a) a certified copy of the order requiring the return of a preference payment, (b) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal, (c) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Owner relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (d) appropriate instruments to effect the appointment of the Insurer as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer, provided that if such documents are received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

      The Insurer will pay any other amount payable hereunder no later than 12:00 noon, New York City time, on the later of the Distribution Date on which the related Deficiency Amount is due or the first Business Day following receipt in New York, New York on a Business Day by U.S. Bank Trust National Association, as Fiscal Agent for the Insurer, or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent"), of a Notice (as described below), provided that if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim hereunder, it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Trustee and the Trustee may submit an amended Notice.

      Insured Payments due hereunder, unless otherwise stated herein, will be disbursed by the Fiscal Agent to the Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Trustee for the payment of such Insured Payment and legally available therefor.

      The Fiscal Agent is the agent of the Insurer only, and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.

      Subject to the terms of the Agreement, the Insurer will be subrogated to the rights of each Owner to receive payments under Obligations to the extent of any payment by the Insurer under this Policy.

      As used herein, the following terms shall have the following meanings:

      "Agreement" means the Trust Agreement dated as of May 27, 2004 among Residential Funding Mortgage Securities I, Inc., as Depositor, Residential Funding Corporation, as Certificate Administrator, and the Trustee, as trustee, without regard to any amendment or supplement thereto, unless such amendment or supplement has been approved in writing by the Insurer.

      "Business Day" means any day other than (a) a Saturday or a Sunday
(b) a day on which the Insurer is closed or (c) a day on which banking institutions in New York City or in the city in which the corporate trust office of the Trustee under the Agreement is located are authorized or obligated by law or executive order to close.

      "Deficiency Amount" means, as of any Distribution Date, an amount equal to: (i) any interest shortfall contemplated in the definition of "Accrued Certificate Interest" as defined in the Agreement allocated to the Class A-4 Certificates, except for (a) any Prepayment Interest Shortfalls allocated to the Class A-4 Certificates and (b) any Relief Act Shortfalls allocated to the Class A-4 Certificates; (ii) any Class A-4 Interest Shortfall Amount; (iii) the principal portion of any Loss Amount allocated to the Class A-4 Certificates, to the extent not covered by the Class A-5 Certificates; and
(iv) the Certificate Principal Balance of the Class A-4 Certificates to the extent unpaid on the Scheduled Final Distribution Date after taking into account all distributions to be made on such date.

      "Insured Payment" means (a) as of any Distribution Date, any Deficiency Amount and (b) any Preference Amount.

      "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by facsimile substantially in the form of Exhibit A attached hereto, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Insured Payment which shall be due and owing on the applicable Distribution Date.

      "Owner" means each Holder (as defined in the Agreement) who, on the applicable Distribution Date, is entitled under the terms of the applicable Class A-4 Certificate to payment thereunder.

      "Preference Amount" means any amount previously distributed to an Owner on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

      Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Agreement as of the date of execution of this Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.

      Any notice hereunder or service of process on the Fiscal Agent may be made at the address listed below for the Fiscal Agent or such other address as the Insurer shall specify in writing to the Trustee.

      The notice address of the Fiscal Agent is 15th Floor, 61 Broadway, New York, New York 10006, Attention: Municipal Registrar and Paying Agency, or such other address as the Fiscal Agent shall specify to the Trustee in writing.

      THIS POLICY IS BEING ISSUED UNDER AND PURSUANT TO, AND SHALL BE CONSTRUED UNDER, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

      The insurance provided by this Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

      This Policy is not cancelable for any reason. The premium on this Policy is not refundable for any reason, including payment, or provision being made for payment, prior to maturity of the Obligations.


      IN WITNESS WHEREOF, the Insurer has caused this Policy to be executed and attested this 27th day of May, 2004.

                                       MBIA INSURANCE CORPORATION


                                       By
                                          President



                                       Attest:


                                       By _______________________________
                                          Assistant Secretary

                                  EXHIBIT A

                      TO CERTIFICATE GUARANTY INSURANCE
                            POLICY NUMBER: 44178

                      NOTICE UNDER CERTIFICATE GUARANTY
                       INSURANCE POLICY NUMBER: 44178


U.S. Bank Trust National Association, as Fiscal Agent

      for MBIA Insurance Corporation

15th Floor
61 Broadway
New York, NY  10006
Attention:  Municipal Registrar and

   Paying Agency

MBIA Insurance Corporation
113 King Street
Armonk, NY  10504

The undersigned, a duly authorized officer of [Name of Trustee], as trustee (the "Trustee"), hereby certifies to U.S. Bank Trust National Association (the "Fiscal Agent") and MBIA Insurance Corporation (the "Insurer"), with reference to Certificate Guaranty Insurance Policy Number: 44178 (the "Policy") issued by the Insurer in respect of the RFMSI Series 2004-SR1 Trust Mortgage Trust Certificates, Series 2004-SR1 $23,100,000 5.60% Class A-4 Certificates (the "Obligations"), that:

            (a) the Trustee is the trustee under the Trust Agreement dated as of May 27, 2004 among Residential Funding Mortgage Securities I, Inc., as Depositor, Residential Funding Corporation, as Certificate Administrator, and the Trustee, as trustee for the owners;

            (b) the amount due under clause (i) of the definition of Deficiency Amount for the Distribution Date occurring on
      [                 ] (the "Applicable Distribution Date") is
      $[                 ];

            (c) the amount due under clause (ii) of the definition of Deficiency Amount for the Applicable Distribution Date is
      $[                 ]

            (d) the amount due under clause (iii) of the definition of Deficiency Amount for the Applicable Distribution Date is
      $[                 ];



            (e) the amount due under clause (iv) of the definition of Deficiency Amount for the Applicable Distribution Date is
      $[                 ];



            (f)   the sum of the amounts listed in paragraphs (b), (c), (d)
      and (e) above is $[                 ] (the "Deficiency Amount");

            (g) the amount of previously distributed payments on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a
      court having competent jurisdiction is $[                 ] (the
      "Preference Amount");

            (h)   the total Insured Payment due is $[          ], which
      amount equals the sum of the Deficiency Amount and the Preference
      Amount;

            (i) the Trustee is making a claim under and pursuant to the terms of the Policy for the dollar amount of the Insured Payment set forth in (f) above to be applied to the payment of the Deficiency Amount for the Applicable Distribution Date in accordance with the Agreement and for the dollar amount of the Insured Payment set forth in
      (g) above to be applied to the payment of any Preference Amount; and

            (j) the Trustee directs that payment of the Insured Payment be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the
      Policy:  [TRUSTEE'S ACCOUNT NUMBER].

      Any capitalized term used in this Notice and not otherwise defined herein shall have the meaning assigned thereto in the Policy.

Any Person Who Knowingly And With Intent To Defraud Any Insurance Company Or Other Person Files An Application For Insurance Or Statement Of Claim Containing Any Materially False Information, Or Conceals For The Purpose Of Misleading, Information Concerning Any Fact Material Thereto, Commits A Fraudulent Insurance Act, Which Is A Crime, And Shall Also Be Subject To A Civil Penalty Not To Exceed Five Thousand Dollars And The Stated Value Of The Claim For Each Such Violation.

      IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice
under the Policy as of the [     ] day of [                 ], [     ].

                                       [NAME OF TRUSTEE], as
                                       Trustee


                                       By  ______________________
                                       Title